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                            ABS NEW ISSUE TERM SHEET


                   $1,175,000,000 CERTIFICATES (APPROXIMATE)

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2004-KS5

                           RASC SERIES 2004-KS5 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                         RESIDENTIAL FUNDING CORPORATION
                                Master Servicer


                                  MAY 11, 2004

             GMAC RFC SECURITIES [GRAPHIC OMITTED][GRAPHIC OMITTED]

ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

--------------------------------------------------------------------------------
 The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

 The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

 Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

 In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

 Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

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        RESIDENTIAL ASSET SECURITIES CORPORATION
        HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-KS5 $1,175,000,000 (APPROXIMATE)
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                              RASC SERIES 2004-KS5

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

                                                                   Expected
                                                                  Principal    Final          Expected
                                                      Expected      Window     Scheduled      Ratings
               Loan     Expected    InterestPrincipal WAL (yrs)     (mos)      Distribution   (Moody's /
Class          Group  Size ($) (1)   Type     Type    Call/Mat     Call/Mat     Date (9)     S&P/Fitch)
-------------- ------ ------------- ------- -------- ---------- ------------- ----------- ---------------
                                                       0.95 /
A-I-1(3)(6)      I    113,100,000   Floating   SEQ       0.95     1-21 / 1-21   1/25/2023    Aaa/AAA/AAA
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
                                                      2.00 /       21-27 /
A-I-2(3)(6)      I     22,600,000   Fixed     SEQ       2.00        21-27      4/25/2025    Aaa/AAA/AAA
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
                                                      3.00 /       27-50 /
A-I-3(3)(6)      I     57,400,000   Fixed     SEQ       3.00        27-50      4/25/2030    Aaa/AAA/AAA
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
                                                      5.00 /       50-73 /
A-I-4(3)(6)      I     23,700,000   Fixed     SEQ       5.00        50-73      2/25/2032    Aaa/AAA/AAA
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
                                                      8.02 /       73-102 /

A-I-5(3)(5)(6)   I     25,450,000   Fixed     SEQ       10.52       73-219     6/25/2034    Aaa/AAA/AAA

-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
                                                      6.49 /       38-102 /

A-I-6(3)(6)(7)   I     30,000,000   Fixed     NAS       6.65        38-217     6/25/2034    Aaa/AAA/AAA

-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------

M-I-1(3)(6)(10)  I     13,500,000   Fixed     MEZ     5.66 /       37-102 /    6/25/2034     Aa2/AA/AA
                                                        6.19        37-169

-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
              )                                       5.66 /       37-102 /

M-I-2(3)(6)(10   I      7,500,000   Fixed     MEZ       6.12        37-153     6/25/2034      A2/A+/A

-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
              )                                       5.66 /       37-102 /

M-I-3(3)(6)(10   I      6,750,000   Fixed     MEZ       6.01        37-139     6/25/2034   Baa2/BBB+/BBB

-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
-------------- ------ ------------- ------- --------- ----------------------------------------------------
A-II-A(4)(5)(6)II-A   372,968,750   FloatingPass-Thru                   **Not Offered**
------(8)-------- ------ ------------- ------- --------- ----------------------------------------------------
A-II-B1(4)(5)(6)II-B   183,500,000   Floating  SEQ     1.00 /     1-22 / 1-22   1/25/2025    Aaa/AAA/AAA
                                                        1.00
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
                                                    3.00 /       22-68 /
A-II-B2(4)(5)(6) II-B   174,300,000   Floatin   SEQ       3.05        22-85      9/25/2033    Aaa/AAA/AAA
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
                                                    5.66 /       68-68 /

A-II-B3(4)(5)(6) II-B    15,168,750   Floatin   SEQ       8.95        85-148     6/25/2034    Aaa/AAA/AAA

-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------

M-II-1(4)(5)(6)(II)   52,500,000  Floating    MEZ  4.29 / 4.65   42-68 /42-119 6/25/2034    Aa2/AA/AA
       (10)

-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------


M-II-2(4)(5)(6) (II)    43,750,000   Floatin   MEZ    4.14 /4.45 39-68 / 39-108  6/25/2034      A2/A+/A
     (10)

-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------


M-II-3(4)(5)(6 (II)    32,812,500   Floatin   MEZ    4.07 /4.23  37-68 / 37-92  6/25/2034   Baa2/BBB+/BBB
         (10)


 STRUCTURE:

(1) The size is subject to a permitted variance in the aggregate of plus or minus 5%. (2) The Offered Certificates will be priced to the first possible related Optional Termination Date and the applicable pricing speed for the related loan group.

(3) Loan group I pricing speed of 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase by approximately 2.3% each month to 23%
      CPR in month ten, and remain constant at 23% CPR thereafter).
(4) Loan group II pricing speed of 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30%
      CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.)
(5) The pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum, the applicable margin on the Class A-II Certificates will increase to 2x their original margin and the applicable margin on the Class M-II Certificates will increase to 1.5x their original margin beginning on the second Distribution Date after the first possible related
      Optional Termination Date.

(6) The Offered Certificates will be subject to the Group I Net WAC Cap Rate, the Class A-I-1 Net WAC Cap Rate or the Group II Net WAC Cap Rate, as applicable.

(7)   Principal Lockout Bond.
(8)   Not offered hereby but will be offered via the prospectus supplement.
(9)   For the Class A-I-1,  Class A-I-2, Class A-I-3, Class A-I-4, Class A-II-B1
      and Class A-II-B2 Certificates, the Final Scheduled Distribution Date will be calculated  assuming no  prepayments,  losses or  delinquencies  on the
      Mortgage  Loans,  no  termination of the Trust with respect to either loan
      group   on   the   related   Optional   Termination   Date,   a   required
      overcollateralization  amount  of  $0,  and no  Excess  Cash  Flow  on any
      Distribution  Date.  For all  other  classes  of  certificates,  the Final
      Scheduled  Distribution  Date  is  the  Distribution  Date  in  the  month following the latest maturing Mortgage Loan in any loan group.
(10)  The  Class  M-I  Certificates  and the  Class  M-II  Certificates  are not
      expected to receive principal payments prior to the related Stepdown Date.

TITLEOF  SECURITIES:   RASC  Home  Equity  Mortgage  Asset-Backed   Pass-Through
     Certificates, Series 2004-KS5

ISSUER: RASC Series 2004-KS5 Trust



OFFERED CERTIFICATES:  Class A-I-1 Certificates, Class A-I-2 Certificates, Class
     A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates and Class A-I-6 Certificates (the "Class A-I Certificates"); Class A-II-A Certificates, Class A-II-B1 Certificates, Class A-II-B2 Certificates and Class A-II-B3 Certificates (the "Class A-II-B Certificates"). The Class A-II-A Certificates and the Class A-II-B Certificates are referred to herein as the "Class A-II Certificates".


     The Class A-I Certificates and the Class A-II Certificates are referred to herein as the "Class A Certificates". Class M-I-1 Certificates, Class M-I-2 Certificates and Class M-I-3 Certificates (the "Class M-I Certificates"); Class M-II-1 Certificates, Class M-II-2 Certificates and Class M-II-3 Certificates (the "Class M-II Certificates"). Class M-I-1 Certificates and Class M-II-1 Certificates (the "Class M-1 Certificates"); Class M-I-2 Certificates and Class M-II-2 Certificates (the "Class M-2 Certificates"); Class M-I-3 Certificates and Class M-II-3 Certificates (the "Class M-3 Certificates"). The Class M-I Certificates and the Class M-II Certificates are referred herein as the "Class M Certificates". The Class A Certificates and the Class M Certificates are referred to herein as the "Offered Certificates". Notwithstanding the foregoing definition of Offered Certificates, the Class A-II-A Certificates are not being offered hereby.

MASTER SERVICER: Residential Funding Corporation

SUB-SERVICER:  The primary  servicing will be provided by HomeComings  Financial
     Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately 78.09% of the Mortgage Loans in Loan Group I and 91.57% of the Mortgage Loans in Loan Group II.(1)

TRUSTEE: JPMorgan Chase Bank

DEPOSITOR: Residential Asset Securities Corporation, an affiliate of Residential
     Funding Corporation

JOINTLEAD MANAGERS:  Citigroup  Global Markets Inc. and J.P.  Morgan  Securities
     Inc.

CO-MANAGERS:  Residential  Funding  Securities  Corporation  and Banc of America
     Securities LLC.



MORTGAGE INSURANCE PROVIDER: With respect to certain of the Group I Loans only and subject to limitations with respect to such Group I Loans, Mortgage Guaranty Insurance Corporation ("MGIC").

STATISTICAL CUT-OFF DATE:    April 1, 2004

CUT-OFF DATE:                May 1, 2004

CLOSING DATE: On or about May 27, 2004

DISTRIBUTION DATES: The 25th day of each month (or the next business day), commencing in June 2004.

FORM OF CERTIFICATES: The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS: The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2 Certificates and Class M-3 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

TAX STATUS: The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISAELIGIBILITY: The Offered Certificates MAY BE eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or Section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Offered Certificates.

SMMEAELIGIBILITY:  NONE of the Offered  Certificates  are expected to constitute
     "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

OPTIONAL  TERMINATION  DATE: If the aggregate  principal  balance of either Loan
     Group I or Loan Group II individually falls below 10% of the original principal balance thereof ("Optional Termination Date"), the Master Servicer may terminate the trust with respect to that loan group.

EXPENSE FEE RATE:  With  respect to any  Mortgage  Loan,  the  expense  fee rate consists of the servicing fee for such Mortgage Loan and, if applicable, the premium paid for the MI Policy provided by MGIC for covered loans. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.


MORTGAGE LOANS: The mortgage pool will consist of Mortgage Loans that will be divided into Loan Group I, which will consist of fixed-rate subprime home equity Mortgage Loans secured by first liens in the case of 94.24% of the Group I Loans and secured by second liens in the case of 5.76% of the Group I Loans, and Loan Group II, which will consist of adjustable-rate subprime home equity Mortgage Loans secured by first liens on mortgaged properties.


     Loan Group II will be subdivided into two groups referred to as Loan Group II-A and Loan Group II-B. Loan Group II-A will consist of adjustable-rate Mortgage Loans having principal balances at origination of no more than $333,700 if a single family property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-family property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-family property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-family property (or $962,475 if the property is located in Hawaii or Alaska). Loan Group II-B will consist of adjustable-rate Mortgage Loans that had principal balances at origination that may or may not conform to the criteria specified above for Mortgage Loans included in Loan Group II-A. Approximately 1.57% of Mortgage Loans included in Loan Group II-A and 2.83% of Mortgage Loans included in Loan Group II-B provide for an initial interest only period of up to three years.

PREPAYMENT ASSUMPTION:  Loan Group I: 23% HEP (assumes that prepayments start at
     2.3% CPR in month one, increase by approximately 2.3% each month to 23% CPR in month ten, and remain constant at 23% CPR thereafter). Loan Group II:
     100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.)

NET MORTGAGE RATE: With respect to any Mortgage Loan, the mortgage rate thereon minus the Expense Fee Rate.

MAXIMUM NET MORTGAGE RATE: With respect to any Mortgage Loan in Loan Group II, the maximum mortgage rate thereon minus the Expense Fee Rate.

GROUPI NET WAC CAP RATE: The  pass-through  rates of the Class A-I  Certificates
     (other than the Class A-I-1 Certificates) and the Class M-I Certificates with respect to any Distribution Date will be subject to a cap equal to a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs.

CLASSA-I-1  NET  WAC  CAP  RATE:  The  pass-through  rate  of  the  Class  A-I-1
     Certificates will be subject to a cap equal to the product of (x) the Group I Net WAC Cap Rate and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUPI NET  WAC  CAP  SHORTFALL:  With  respect  to  each  class  of  Class  A-I
     Certificates and Class M-I Certificates, and any Distribution Date on which the Group I Net WAC Cap Rate (or the Class A-I-1 Net WAC Cap Rate in the case of the Class A-I-1 Certificates) is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group I Net WAC Cap Rate (or the Class A-I-1 Net WAC Cap Rate in the case of the Class A-I-1 Certificates) did not apply, over (ii) accrued certificate interest calculated using the Group I Net WAC Cap Rate (or the Class A-I-1 Net WAC Cap Rate in the case of the Class A-I-1 Certificates).

GROUPI NET WAC CAP SHORTFALL CARRY-FORWARD AMOUNT: With respect to each class of Class A-I Certificates and Class M-I Certificates and any Distribution Date, an amount equal to any unpaid Group I Net WAC Cap Shortfall from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Such reimbursement will only come from interest on the Mortgage Loans and will be paid as described under "Excess Cash Flow Distributions". No such carry-forward will be paid to any class of Class A-I Certificates or Class M-I Certificates once the certificate principal balance thereof has been reduced to zero for such class.

GROUPII NET WAC CAP RATE: The pass-through rates of the Class A-II Certificates and Class M-II Certificates with respect to any Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Group II Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period (as adjusted to account for payments required to be made under the yield maintenance agreement, if any).

GROUPII  BASIS  RISK  SHORTFALL:With   respect  to  each  class  of  Class  A-II
     Certificates and Class M-II Certificates, and any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group II Net WAC Cap Rate did not apply, provided that this rate does not exceed the weighted average Maximum Net Mortgage Rate over (ii) accrued certificate interest calculated using the Group II Net WAC Cap Rate.

GROUPII BASIS RISK SHORTFALL  CARRY-FORWARD  AMOUNT:  With respect to each class of Class A-II Certificates and Class M-II Certificates, and any Distribution Date, an amount equal to any unpaid Group II Basis Risk Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate, provided that this rate is no greater than the weighted average Maximum Net Mortgage Rate. Any reimbursement of such carry-forward will only come from interest on the Mortgage Loans and proceeds from any applicable Yield Maintenance Agreement and will be paid as described under "Excess Cash Flow Distributions". No such carry-forward will be paid to any class of Class A-II Certificates or Class M-II Certificates once the certificate principal balance thereof has been reduced to zero for such class.

RELIEF ACT SHORTFALLS: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow in the current period as described under "Excess Cash Flow Distributions". Any Relief Act Shortfalls allocated to the offered certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid.

INTEREST ACCRUAL PERIOD:  Class A-I-1 Certificates,  Class A-II Certificates and
     Class M-II Certificates: From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.

     Classes A-I-2 through A-I-6 Certificates and Class M-I Certificates: The calendar month preceding the current Distribution Date on a 30/360 basis.

ELIGIBLE MASTER SERVICING  COMPENSATION:  With respect to any Distribution  Date and either loan group, the lesser of (i) one-twelfth of 0.125% of the stated principal balance of the related Mortgage Loans immediately preceding that Distribution Date and (ii) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date with respect to the related Mortgage Loans.

COUPON STEP UP: If the Master  Servicer does not purchase the remaining  Group I
     Loans on the first possible related Optional Termination Date, the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum on the second Distribution Date following that Optional Termination Date. If the Master Servicer does not purchase the remaining Group II Loans on the first possible related Optional Termination Date, the applicable margin on the Class A-II Certificates will increase to 2x the original margin and the applicable margin for the Class M-II Certificates will increase to 1.5x the original margin on the second Distribution Date following that Optional Termination Date.

CREDIT ENHANCEMENT:         Credit enhancement is provided by the following:
                            (1) Excess Cash Flow; (2) Overcollateralization; (3)
                            Cross-collateralization; and (4) Subordination.

CREDIT SUPPORT PERCENTAGE:
                        LOAN GROUP I                     LOAN GROUP II
                          Initial                        Initial
                           Credit    After Stepdown       Credit  After Stepdown
             Class        Support        Support   Class   Support    Support
                A           9.25%        26.30%      A   14.75%        34.40%
               M-1          4.75%        17.30%     M-1   8.75%        22.40%
               M-2          2.25%        12.30%     M-2   3.75%        12.40%
               M-3          0.00%         7.80%     M-3   0.00%         4.90%


                            For any class of Offered Certificates, the initial Credit Support is the aggregate certificate principal balance of all Offered Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the related Mortgage Loans as of the Cut-off Date. The initial Credit Support is not inclusive of the OC Target. The Credit Support after the related Stepdown Date is inclusive of the OC Target.

SUBORDINATION PERCENTAGE:

        LOAN GROUP I                          LOAN GROUP II
 Class       Subordination Percentage   Class    Subordination Percentage
   A                 73.70%               A              65.60%
  M-1                82.70%              M-1             77.60%
  M-2                87.70%              M-2             87.60%
  M-3                92.20%              M-3             95.10%

EXCESS CASH FLOW: For either loan group on any Distribution Date, the sum of (a) the excess of the related available distribution amount over the sum of (x) the interest distribution amount for the related classes of Offered Certificates and (y) the related principal remittance amount and (b) any related overcollateralization reduction amounts. Excess Cash Flow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

OVERCOLLATERALIZATION AMOUNT: The overcollateralization ("OC") provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the related loan group, generally until the required OC levels are reached. The acceleration of principal payments is achieved by applying certain excess interest collected on each loan group to the payment of principal on the Offered Certificates in the manner described under "Excess Cash Flow Distributions", resulting in the accumulation of OC. By paying down the principal balance of the Offered
     Certificates faster than the principal amortization of the related loan group, an OC amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the aggregate certificate principal balance of the related Offered Certificates is created. Excess interest, to the extent not used to cover losses, will be directed to build each loan group's OC until the respective loan group reaches its Required Overcollateralization Amount ("OC Target"). Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the OC Target. Excess interest will begin to be applied as accelerated principal payments on the December 2004 Distribution Date with respect to Loan Group I and August 2004 Distribution Date with respect to Loan Group II.

OVERCOLLATERALIZATION  TARGET AMOUNT:  With respect to any Distribution Date and
     Loan Group I (i) prior to the related Stepdown Date, an amount equal to 3.90% of the aggregate initial principal balance of the Mortgage Loans in Loan Group I, (ii) on or after the related Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 7.80% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group I and (y) the related Overcollateralization Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the related OC Target for the immediately preceding Distribution Date.
                            With respect to any Distribution Date and Loan Group II (i) prior to the related Stepdown Date, an amount equal to 2.45% of the aggregate initial principal balance of the Mortgage Loans in Loan Group II, (ii) on or after the related Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 4.90% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group II and (y) the related Overcollateralization Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the related OC Target for the immediately preceding Distribution Date.

OVERCOLLATERALIZATION FLOOR: For either Loan Group, 0.50% of the aggregate initial principal balance of the Mortgage Loans in the related Loan Group.

STEPDOWN DATE: For each group of certificates, the earlier to occur of (1) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the related Class A Certificates has been reduced to zero (2) the later to occur of (x) the Distribution Date in June 2007 and (y) the first Distribution Date on which the related Senior Enhancement Percentage is greater than or equal to the related Specified Enhancement Percentage.


SPECIFIED ENHANCEMENT PERCENTAGE: The Specified Enhancement Percentage is 26.30% for Loan Group I and 34.40% for Loan Group II.


SENIOR ENHANCEMENT PERCENTAGE: For either loan group on any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the related Class M Certificates immediately prior to that Distribution Date and (y) the overcollateralization amount of the related loan group, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans in that loan group after giving effect to distributions to be made on that Distribution Date.

TRIGGER EVENT: A Trigger Event is in effect with respect to either loan group on any Distribution Date on or after the related Stepdown Date if either (i) the product of (a) [1.45] in the case of Loan Group I and [1.85] in the case of Loan Group II and (b) the related Sixty-Plus Delinquency Percentage exceeds the related Senior Enhancement Percentage for that Distribution Date or (ii) cumulative realized losses on the related Mortgage Loans as a percentage of the initial aggregate principal balance of the related Mortgage Loans as of the Cut-off Date equal or exceed the following amounts:

CUMULATIVE REALIZED LOSS    DISTRIBUTION

PERCENTAGE:
Cumulative Realized Loss
Percentage:

istribution
     Dates               Loan Group I                   Loan Group II
 Months 37-48    [2.00]% with respect to       [3.75]% with respect to Month
                 Month 37, plus an             37, plus an additional 1/12th
                 additional 1/12th of          of [2.25]% for each month
                 [1.25]% for each month        thereafter
                 thereafter
 Months 49-60    [3.25]% with respect to       [6.00]% with respect to Month
                 Month 49, plus an             49, plus an additional 1/12th
                 additional 1/12th of          of [1.50]% for each month
                 [1.00]% for each month        thereafter
                 thereafter
 Months 61-72    [4.25]% with respect to       [7.50]% with respect to Month
                 Month 61, plus an             61, plus an additional 1/12th
                 additional 1/12th of          of [0.75]% for each month
                 [0.75]% for each month        thereafter
                 thereafter
 Months 73 and   [5.00]%                       [8.25]%
 thereafter


SIXTY-PLUS DELINQUENCY PERCENTAGE: With respect to either loan group and any Distribution Date on or after the related Stepdown Date, the arithmetic average, for each of the three Distribution Dates ending with the applicable Distribution Date, of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans in that loan group that are 60 or more days delinquent in payment of principal and interest for the relevant Distribution Date, including Mortgage Loans in that loan group in foreclosure and REO, and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in that loan group immediately preceding the relevant Distribution Date.

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class A-II-A, Class A-II-B and the Class M-II Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal to the lesser of (a) the notional balance (as set forth below) and (b) the outstanding certificate principal balance of the Class A-II-A, Class A-II-B Certificates and the Class M-II Certificates immediately preceding that Distribution Date and
(ii) the strike rate (as set forth below). Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the applicable Ceiling Rate. The Yield Maintenance Agreement will terminate after the Distribution Date in April 2006.

                 YIELD MAINTENANCE AGREEMENT SCHEDULE
 DISTRIBUTION DATE          NOTIONAL BALANCE ($) STRIKE RATE (%) CEILING RATE(%)
   7/25/2004                    870,870,568           5.95            7.40
   8/25/2004                    864,805,702           5.75            7.40
   9/25/2004                    856,792,491           5.75            7.40
   10/25/2004                   846,829,908           5.95            7.40
   11/25/2004                   834,929,328           5.74            7.39
   12/25/2004                   821,114,943           5.94            7.39
   1/25/2005                    805,424,073           5.74            7.39
   2/25/2005                    787,907,358           5.73            7.38
   3/25/2005                    768,628,816           6.38            7.38
   4/25/2005                    747,665,763           5.72            7.37
   5/25/2005                    725,108,585           5.91            7.36
   6/25/2005                    703,227,722           5.71            7.36
   7/25/2005                    682,002,995           5.90            7.35
   8/25/2005                    661,414,823           5.69            7.34
   9/25/2005                    641,444,209           5.69            7.34
   10/25/2005                   622,072,720           5.88            7.33
   11/25/2005                   603,282,471           5.67            7.32
   12/25/2005                   585,056,108           5.86            7.31
   1/25/2006                    567,376,796           5.66            7.31
   2/25/2006                    550,228,197           5.65            7.30
   3/25/2006                    533,594,461           6.29            7.29
   4/25/2006                    503,152,487           5.62            7.27

-------------- ------------------- ------------------------- ------- ----------

INTEREST  DISTRIBUTIONS:  On each Distribution Date, accrued and unpaid interest
     (less any prepayment interest shortfalls not covered by compensating interest) will be paid to the holders of Offered Certificates to the extent of the available distribution amount from the related loan group (after payment of the Expense Fee Rate) in the following order of priority:


(i) With respect to Loan Group I, to the Class A-I Certificates, pro-rata, and with respect to Loan Group II, to the Class A-II-A Certificates and Class A-II-B Certificates to the extent of the Class A-II Interest Distribution Amount;

(ii) To the related Class M-1 Certificates;

(iii) To the related Class M-2 Certificates; and

(iv) To the related Class M-3 Certificates.


PRINCIPAL DISTRIBUTIONS: For each loan group on each Distribution Date, the related Principal Distribution Amount will be distributed as follows:


(i) To the related Class A Certificates, the related Class A Principal Distribution Amount, allocated as described below under "Class A Principal Distributions" until the certificate principal balance of the related Class A Certificates is reduced to zero;

(ii) To the related Class M-1 Certificates, the related Class M-1 Principal Distribution Amount, until the certificate principal balance of the related Class M-1 Certificates is reduced to zero;

(iii)To the related Class M-2 Certificates, the related Class M-2 Principal Distribution Amount, until the certificate principal balance of the related Class M-2 Certificates is reduced to zero; and

(iv) To the related Class M-3 Certificates, the related Class M-3 Principal Distribution Amount, until the certificate principal balance of the related Class M-3 Certificates is reduced to zero.

CLASSA PRINCIPAL  DISTRIBUTIONS:  The Class A Principal  Distribution Amount for
     Loan Group I will be distributed as follows:


(i) To the Class A-I-6 Certificates, the Class A-I-6 Lockout Distribution Amount for that Distribution Date, until the certificate principal balance thereof is reduced to zero;

(ii) To the Class A-I-1 Certificates, until the certificate principal balance thereof is reduced to zero;

(iii)To the Class A-I-2 Certificates, until the certificate principal balance thereof is reduced to zero;

(iv) To the Class A-I-3 Certificates, until the certificate principal balance thereof is reduced to zero;

(v) To the Class A-I-4 Certificates, until the certificate principal balance thereof is reduced to zero;

(vi) To the Class A-I-5 Certificates, until the certificate principal balance thereof is reduced to zero; and

(vii)To the Class A-I-6 Certificates, until the certificate principal balance thereof is reduced to zero.

The Class A Principal Distribution Amount for Loan Group II will be distributed as follows: (i) (a) the Class A-II-A Principal Distribution Amount will be distributed to the Class A-II-A Certificates, until the certificate principal balance thereof has been reduced to zero, and (b) the Class A-II-B Principal Distribution Amount will be distributed sequentially to the Class A-II-B1, Class A-II-B2 and Class A-II-B3 Certificates, in that order, in each case until the certificate principal balance thereof has been reduced to zero; and

(ii) Any remaining Class A-II-A Principal Distribution Amount will be distributed sequentially to the Class A-II-B1, Class A-II-B2 and Class A-II-B3 Certificates, in that order, in each case until the certificate principal balance thereof has been reduced to zero; or any remaining Class A-II-B Principal Distribution Amount will be distributed to the Class A-II-A Certificates until the certificate principal balance thereof has been reduced to zero.

EXCESS CASH FLOW DISTRIBUTIONS: On any Distribution Date, the Excess Cash Flow for each loan group will be allocated in the following order of priority:

(i) To pay the holders of the related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that loan group for the preceding calendar month;

(ii) To pay the holders of the non-related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that non-related loan group for the preceding calendar month to the extent not covered by Excess Cash Flow from that non-related loan group;

(iii)Beginning on the Distribution Date in December 2004, with respect to the Class A-I and Class M-I Certificates, and the Distribution Date in August 2004, with respect to the Class A-II Certificates and Class M-II Certificates, to pay the holders of the related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the related OC Target has been achieved;

(iv) Beginning in December 2004, to pay the holders of the non-related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the OC Target for that non-related loan group has been achieved to the extent not covered by Excess Cash Flow from that non-related loan group;

(v) To pay the holders of the related Offered Certificates, pro-rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by related Eligible Master Servicing Compensation on that Distribution Date;

(vi) To pay the holders of the non-related Offered Certificates, pro-rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by Eligible Master Servicing Compensation or Excess Cash Flow from that non-related loan group on that Distribution Date;

(vii)To pay the holders of the related Offered Certificates, pro-rata based on the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon;

(viii) To pay the holders of the non-related Offered Certificates, pro-rata based on unpaid prepayment interest shortfalls previously allocated thereto, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon, to the extent not covered by Excess Cash Flow from that non-related loan group;

(ix) To pay the holders of the related Class A Certificates, pro-rata, and then to the related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amounts or any Group II Basis Risk Shortfall Carry-Forward Amounts, as applicable;

(x) To pay the holders of the non-related Class A Certificates, pro-rata, and then to the non-related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amounts or any Group II Basis Risk Shortfall Carry-Forward Amounts, as applicable, in each case to the extent not covered by Excess Cash Flow from that non-related loan group;

(xi) To pay the holders of the related Offered Certificates, pro-rata based on Relief Act Shortfalls allocated thereto for that Distribution Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period;

(xii)To pay the holders of the non-related Offered Certificates, pro-rata based on Relief Act Shortfalls allocated thereto for that Distribution Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period to the extent not covered by Excess Cash Flow for that non-related loan group;

(xiii)To pay the holders of the related Class A Certificates, pro-rata, and the related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

(xiv)To pay the holders of the non-related Class A Certificates, pro-rata, and the non-related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed to the extent not covered by Excess Cash Flow for that non-related loan group; and

(xv) To pay the holder of the related Class SB Certificate any balance remaining, in accordance with the terms of the pooling and servicing agreement.

PRINCIPAL REMITTANCE AMOUNT: For any Distribution Date and each loan group, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the related Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of related Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

GROUPA-II-A INTEREST REMITTANCE AMOUNT: With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-A Loans.


GROUPA-II-B INTEREST REMITTANCE AMOUNT: With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-B Loans.


CLASSA-II  INTEREST   DISTRIBUTION  AMOUNT:  With  respect  to  the  Class  A-II
     Certificates and any Distribution Date, the amount available for payment of accrued and unpaid interest, in the following amounts and priority:

o First, concurrently, to the Class A-II-A Certificates from the Group A-II-A Interest Remittance Amount and to the Class A-II-B Certificates, pro-rata, from the Group A-II-B Interest Remittance Amount;

o Second, concurrently, to the Class A-II-A Certificates from the Group A-II-B Interest Remittance Amount and to the Class A-II-B Certificates, pro-rata, from the Group A-II-A Interest Remittance Amount after taking into account clause first above;

o Third, concurrently, to the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-A and to the Class A-II-B Certificates, pro-rata, from the Principal Remittance Amount related to Loan Group II-B after taking into account clauses first and second above; and

o Fourth, concurrently, to the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-B and to the Class A-II-B Certificates, pro-rata, from the Principal Remittance Amount related to Loan Group II-A after taking into account clauses first, second and third above.

PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date and each loan group, the sum of (a) the Principal Remittance Amount for the related Mortgage Loans and (b) the Excess Cash Flow to the extent distributable as principal to cover realized losses on the related Mortgage Loans and to reach the related OC Target minus any related overcollateralization reduction amount and certain other amounts with respect to servicing modifications as set forth in the pooling and servicing agreement.

CLASSA PRINCIPAL DISTRIBUTION AMOUNT: With respect to either loan group and any Distribution Date (a) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (b) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

(i)  The related Principal Distribution Amount for that Distribution Date; and

(ii) The excess, if any, of (a) the aggregate certificate principal balance of the related Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the related Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the related Mortgage Loans after giving affect to the distributions to be made on such Distribution Date minus the related Overcollateralization Floor.

CLASSA-II-A PRINCIPAL  DISTRIBUTION  AMOUNT: On any Distribution Date, the Class
     A Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-A Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

CLASSA-II-B PRINCIPAL  DISTRIBUTION  AMOUNT: On any Distribution Date, the Class
     A Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-B Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

CLASSA-I-6 LOCKOUT  DISTRIBUTION  AMOUNT: For any Distribution Date, the product
     of  (a)  the  Class  A-I-6  Lockout   Distribution   Percentage   for  that
     Distribution Date, (b) a fraction, the numerator of which is the certificate principal balance of the Class A-I-6 Certificates and the denominator of which is the aggregate certificate principal balance of all Class A-I Certificates (in each case immediately prior to such Distribution
     Date) and (c) the Class A Principal Distribution Amount for Loan Group I for such Distribution Date.

CLASSA-I-6   LOCKOUT   DISTRIBUTION   PERCENTAGE:   The  Class   A-I-6   Lockout
     Distribution Percentage is assigned as follows: Between June 2004 and May 2007: 0%;

                      Between June 2007 and May 2009: 45%;
                      Between June 2009 and May 2010: 80%;
                      Between June 2010 and May 2011: 100%;
                         June 2011 and thereafter: 300%.

CLASSM-1 PRINCIPAL DISTRIBUTION AMOUNT: With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of
     (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related Overcollateralization Floor.


CLASSM-2 PRINCIPAL DISTRIBUTION AMOUNT: With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount and the related Class M-1 Principal Distribution Amount, or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related Overcollateralization Floor.


CLASSM-3 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, the related Class M-1 Principal Distribution Amount and the related Class M-2 Principal Distribution Amount or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, Class M-1 Certificates and Class M-2 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the stated principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related Overcollateralization Floor.

ALLOCATION OF LOSSES: Any realized losses for a loan group will be allocated in the following order of priority:


    (i)     To  Excess  Cash  Flow for that  loan
    group  for the  related
    Distribution Date;
    (ii) To Excess Cash Flow for the  non-related
    loan  group,  to the extent  remaining  after
    covering  realized  losses  on  the  Mortgage
    Loans in that  non-related loan group for the
    related Distribution Date;
    (iii) To the  overcollateralization  for that
    related loan group, until reduced to zero (as
    further    described   in   the    prospectus
    supplement);
    (iv)  To the  overcollateralization  for  the
    non-related loan group, until reduced to zero
    (meaning  that losses  will not be  allocated
    under any  subsequent  clause until after the
    aggregate  certificate  principal  balance of
    the Offered Certificates equals the aggregate
    principal  balance of the  Mortgage  Loans as
    further    described   in   the    prospectus
    supplement);
    (v) To the  related  Class M-3  Certificates,
    until  reduced to zero;  (vi) To the  related
    Class  M-2  Certificates,  until  reduced  to
    zero;   (vii)  To  the   related   Class  M-1
    Certificates, until reduced to zero;
          and
    (viii)With  respect  to Loan  Group I,  among
          the  Class  A-I   Certificates,   on  a
          pro-rata  basis,  with  respect to Loan
          Group   II-A,   to  the  Class   A-II-A
          Certificates  and with  respect to Loan
          Group  II-B,  among  the  Class  A-II-B
          Certificates on a pro-rata basis.

PRINCIPAL  ALLOCATION  AMOUNT:  With respect to any  Distribution  Date for Loan
     Group II, the sum of (i) the Principal Remittance Amount for Loan Group II for that Distribution Date and (ii) the aggregate amount of realized losses on the Group II Loans in the calendar month preceding that Distribution Date, to the extent covered by Excess Cash Flow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient Excess Cash Flow to cover all realized losses on the Group II Loans, in determining the Principal Distribution Amount for the Group II Loans, the available Excess Cash Flow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro-rata, based on the principal portion of realized losses on the Mortgage Loans in Loan Group II-A and Loan Group II-B, respectively.


PROSPECTUS: The certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The information contained in this Term Sheet is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information contained in this Term Sheet is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

              NET WAC RATE RELATED TO THE CLASS A-I-1 CERTIFICATES
--------------------------------------------------------------------------
     1       6/25/2004     6.38         12        5/25/2005       6.17
     2       7/25/2004     6.16         13        6/25/2005       5.97
     3       8/25/2004     5.97         14        7/25/2005       6.17
     4       9/25/2004     5.97         15        8/25/2005       5.97
     5      10/25/2004     6.17         16        9/25/2005       5.97
     6      11/25/2004     5.97         17        10/25/2005      6.17
     7      12/25/2004     6.17         18        11/25/2005      5.97
     8       1/25/2005     5.97         19        12/25/2005      6.17
     9       2/25/2005     5.97         20        1/25/2006       5.97
    10       3/25/2005     6.61         21        2/25/2006       5.97
    11       4/25/2005     5.97
--------------------------------------------------------------------------
--------------------------------------------------------------------------




(1) Run at the prepayment assumption to call.


              NET WAC RATE RELATED TO THE CLASS A-II-A, CLASS A-II-B AND CLASS M-II CERTIFICATES

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
            Payment   Net WAC     Net WAC                   Payment   Net WAC    Net WAC
  Period     Date     Rate(1)     Rate(2)      Period       Date      Rate(1)    Rate(2)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
     1      6/25/2004    6.52       6.52          35       4/25/2007     7.15      9.12
     2      7/25/2004    6.30       7.75          36       5/25/2007     7.67      10.88
     3      8/25/2004    6.10       7.75          37       6/25/2007     7.42      10.53
     4      9/25/2004    6.10       7.75          38       7/25/2007     7.67      10.88
     5      10/25/2004   6.30       7.75          39       8/25/2007     7.42      10.53
     6      11/25/2004   6.10       7.75          40       9/25/2007     7.42      10.53
     7      12/25/2004   6.30       7.75          41      10/25/2007     7.67      10.88
     8      1/25/2005    6.10       7.75          42      11/25/2007     7.42      11.64
     9      2/25/2005    6.10       7.75          43      12/25/2007     7.67      12.03
    10      3/25/2005    6.75       7.75          44       1/25/2008     7.42      11.64
    11      4/25/2005    6.10       7.75          45       2/25/2008     7.42      11.64
    12      5/25/2005    6.30       7.75          46       3/25/2008     7.93      12.45
    13      6/25/2005    6.10       7.75          47       4/25/2008     7.42      11.64
    14      7/25/2005    6.30       7.75          48       5/25/2008     7.67      12.53
    15      8/25/2005    6.10       7.75          49       6/25/2008     7.42      12.12
    16      9/25/2005    6.10       7.75          50       7/25/2008     7.67      12.53
    17      10/25/2005   6.30       7.75          51       8/25/2008     7.42      12.12
    18      11/25/2005   6.10       7.75          52       9/25/2008     7.42      12.12
    19      12/25/2005   6.30       7.75          53      10/25/2008     7.67      12.53
    20      1/25/2006    6.10       7.75          54      11/25/2008     7.42      12.30
    21      2/25/2006    6.10       7.75          55      12/25/2008     7.67      12.71
    22      3/25/2006    6.75       7.75          56       1/25/2009     7.42      12.30
    23      4/25/2006    6.10       7.75          57       2/25/2009     7.42      12.30
    24      5/25/2006    7.39       8.45          58       3/25/2009     8.22      13.61
    25      6/25/2006    7.15       8.18          59       4/25/2009     7.42      12.30
    26      7/25/2006    7.39       8.45          60       5/25/2009     7.67      12.73
    27      8/25/2006    7.15       8.18          61       6/25/2009     7.42      12.32
    28      9/25/2006    7.15       8.18          62       7/25/2009     7.67      12.73
    29      10/25/2006   7.39       8.45          63       8/25/2009     7.42      12.32
    30      11/25/2006   7.15       9.12          64       9/25/2009     7.42      12.32
    31      12/25/2006   7.39       9.42          65      10/25/2009     7.67      12.73
    32      1/25/2007    7.15       9.12          66      11/25/2009     7.42      12.32
    33      2/25/2007    7.15       9.12          67      12/25/2009     7.67      12.73
    34      3/25/2007    7.92       10.10         68       1/25/2010     7.42      12.32
-------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR remains constant at 1.10% and 6-month LIBOR remains constant at 1.53% and run at the prepayment assumption to call.
(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the prepayment assumption to call and further assumes payments are received from the Yield Maintenance Agreement.



                             BOND SUMMARY (TO CALL)

---------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                 0% HEP      11.50% HEP    17.25%      23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                  PPC
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-1
  Average Life (Years)                   9.17        1.58        1.17        0.95         0.81        0.72
  Modified Duration (at par)             8.46        1.55        1.15        0.94         0.81        0.72
  First Principal Payment Date        6/25/2004   6/25/2004    6/25/2004   6/25/2004   6/25/2004    6/25/2004
  Last Principal Payment Date         9/25/2021   9/25/2007    9/25/2006   2/25/2006   11/25/2005   8/25/2005
  Principal Payment Window (Months)      208          40          28          21           18          15

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-2
  Average Life (Years)                  18.64        3.78        2.60        2.00         1.63        1.38
  Modified Duration (at par)            13.55        3.49        2.45        1.90         1.56        1.32
  First Principal Payment Date        9/25/2021   9/25/2007    9/25/2006   2/25/2006   11/25/2005   8/25/2005
  Last Principal Payment Date         4/25/2024   8/25/2008    4/25/2007   8/25/2006   3/25/2006   11/25/2005
  Principal Payment Window (Months)       32          12           8           7           5            4

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-3
  Average Life (Years)                  23.15        6.43        4.08        3.00         2.32        1.94
  Modified Duration (at par)            14.74        5.51        3.68        2.77         2.18        1.83
  First Principal Payment Date        4/25/2024   8/25/2008    4/25/2007   8/25/2006   3/25/2006   11/25/2005
  Last Principal Payment Date         4/25/2030   8/25/2014    3/25/2010   7/25/2008   4/25/2007   10/25/2006
  Principal Payment Window (Months)       73          73          36          24           14          12

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-4
  Average Life (Years)                  26.84       12.32        7.71        5.00         3.69        2.66
  Modified Duration (at par)            14.16        8.87        6.18        4.29         3.28        2.43
  First Principal Payment Date        4/25/2030   8/25/2014    3/25/2010   7/25/2008   4/25/2007   10/25/2006
  Last Principal Payment Date         2/25/2032   2/25/2019    8/25/2014   6/25/2010   10/25/2008   4/25/2007
  Principal Payment Window (Months)       23          55          54          24           19           7

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-5
  Average Life (Years)                  27.98       15.35        11.15       8.02         5.80        4.26
  Modified Duration (at par)            13.16        9.75        7.90        6.18         4.75        3.64
  First Principal Payment Date        2/25/2032   2/25/2019    8/25/2014   6/25/2010   10/25/2008   4/25/2007
  Last Principal Payment Date         5/25/2032   10/25/2019   8/25/2015  11/25/2012   2/25/2011   12/25/2009
  Principal Payment Window (Months)       4           9           13          30           29          33

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-6
  Average Life (Years)                  13.25        7.79        7.01        6.49         5.86        5.24
  Modified Duration (at par)             9.01        6.12        5.64        5.31         4.90        4.46
  First Principal Payment Date        6/25/2007   6/25/2007    6/25/2007   7/25/2007   10/25/2007   1/25/2008
  Last Principal Payment Date         5/25/2032   10/25/2019   8/25/2015  11/25/2012   2/25/2011   12/25/2009
  Principal Payment Window (Months)      300         149          99          65           41          24

---------------------------------------------------------------------------------------------------------------




                             BOND SUMMARY (TO CALL)

---------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                  0% HEP     11.50% HEP    17.25%      23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                  PPC
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS M-I-1
  Average Life (Years)                  25.01       10.53        7.47        5.66         4.67        4.17
  Modified Duration (at par)            12.86        7.50        5.79        4.63         3.95        3.60
  First Principal Payment Date        2/25/2024   9/25/2009    1/25/2008   6/25/2007   8/25/2007   10/25/2007
  Last Principal Payment Date         5/25/2032   10/25/2019   8/25/2015  11/25/2012   2/25/2011   12/25/2009
  Principal Payment Window (Months)      100         122          92          66           43          27

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS M-I-2
  Average Life (Years)                  25.01       10.53        7.47        5.66         4.64        4.08
  Modified Duration (at par)            12.42        7.36        5.70        4.58         3.89        3.49
  First Principal Payment Date        2/25/2024   9/25/2009    1/25/2008   6/25/2007   7/25/2007    8/25/2007
  Last Principal Payment Date         5/25/2032   10/25/2019   8/25/2015  11/25/2012   2/25/2011   12/25/2009
  Principal Payment Window (Months)      100         122          92          66           44          29

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS M-I-3
  Average Life (Years)                  25.01       10.53        7.47        5.66         4.63        4.03
  Modified Duration (at par)            12.41        7.36        5.70        4.57         3.87        3.45
  First Principal Payment Date        2/25/2024   9/25/2009    1/25/2008   6/25/2007   6/25/2007    7/25/2007
  Last Principal Payment Date         5/25/2032   10/25/2019   8/25/2015  11/25/2012   2/25/2011   12/25/2009
  Principal Payment Window (Months)      100         122          92          66           45          30

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------






                             BOND SUMMARY (TO CALL)

--------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION             0% HEP      11.50% HEP   17.25% HEP   23% HEP     28.75% HEP    34.50% HEP
                                    0%PPC      50% PPC       75% PPC     100% PPC    125% PPC      150% PPC
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS A-II-A
  Average Life (Years)              18.59        4.13         2.85         2.12        1.61          1.34
  Modified Duration (at par)        15.95        3.92         2.74         2.07        1.58          1.32
  First Principal Payment Date    6/25/2004   6/25/2004     6/25/2004   6/25/2004    6/25/2004    6/25/2004
  Last Principal Payment Date     2/25/2033   12/25/2015    1/25/2012   1/25/2010    9/25/2008    1/25/2007
  Principal Payment Window
(Months)                             345         139           92           68          52            32

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS A-II-B1
  Average Life (Years)              11.78        1.54         1.20         1.00        0.86          0.77
  Modified Duration (at par)        10.72        1.51         1.18         0.99        0.85          0.76
  First Principal Payment Date    6/25/2004   6/25/2004     6/25/2004   6/25/2004    6/25/2004    6/25/2004
  Last Principal Payment Date     5/25/2024   4/25/2007     6/25/2006   3/25/2006   11/25/2005    9/25/2005
  Principal Payment Window
(Months)                             240          35           25           22          18            16

--------------------------------------------------------------------------------------------------------------

CLASS A-II-B2
  Average Life (Years)              24.89        6.22         4.16         3.00        2.16          1.83
  Modified Duration (at par)        21.00        5.88         4.00         2.91        2.11          1.80
  First Principal Payment Date    5/25/2024   4/25/2007     6/25/2006   3/25/2006   11/25/2005    9/25/2005
  Last Principal Payment Date     2/25/2033   12/25/2015    1/25/2012   1/25/2010    9/25/2008    11/25/2006
  Principal Payment Window
(Months)                             106         105           68           47          35            15

--------------------------------------------------------------------------------------------------------------

CLASS A-II-B3
  Average Life (Years)              28.74       11.58         7.66         5.66        4.33          2.57
  Modified Duration (at par)        23.12       10.54         7.18         5.39        4.16          2.51
  First Principal Payment Date    2/25/2033   12/25/2015    1/25/2012   1/25/2010    9/25/2008    11/25/2006
  Last Principal Payment Date     2/25/2033   12/25/2015    1/25/2012   1/25/2010    9/25/2008    1/25/2007
  Principal Payment Window
(Months)                              1           1             1           1            1            3

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS M-II-1
  Average Life (Years)              26.45        7.70         5.20         4.29        4.23          3.40
  Modified Duration (at par)        21.22        7.12         4.92         4.10        4.06          3.28
  First Principal Payment Date    10/25/2026  3/25/2008     7/25/2007   11/25/2007   4/25/2008    1/25/2007
  Last Principal Payment Date     2/25/2033   12/25/2015    1/25/2012   1/25/2010    9/25/2008    10/25/2007
  Principal Payment Window
(Months)                              77          94           55           27           6            10

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS M-II-2
  Average Life (Years)              26.45        7.70         5.18         4.14        3.79          3.35
  Modified Duration (at par)        19.70        6.93         4.81         3.90        3.60          3.19
  First Principal Payment Date    10/25/2026  3/25/2008     6/25/2007   8/25/2007   10/25/2007    7/25/2007
  Last Principal Payment Date     2/25/2033   12/25/2015    1/25/2012   1/25/2010    9/25/2008    10/25/2007
  Principal Payment Window
(Months)                              77          94           56           30          12            4

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS M-II-3
  Average Life (Years)              26.45        7.70         5.17         4.07        3.56          3.08
  Modified Duration (at par)        17.26        6.59         4.64         3.73        3.31          2.88
  First Principal Payment Date    10/25/2026  3/25/2008     6/25/2007   6/25/2007    7/25/2007    3/25/2007
  Last Principal Payment Date     2/25/2033   12/25/2015    1/25/2012   1/25/2010    9/25/2008    10/25/2007
  Principal Payment Window
(Months)                              77          94           56           32          15            8

--------------------------------------------------------------------------------------------------------------




                           BOND SUMMARY (TO MATURITY)

---------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                  0% HEP    11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC     75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-1
  Average Life (Years)                  9.17        1.58         1.17        0.95         0.81        0.72
  Modified Duration (at par)            8.46        1.55         1.15        0.94         0.81        0.72
  First Principal Payment Date        6/25/2004   6/25/2004   6/25/2004    6/25/2004   6/25/2004    6/25/2004
  Last Principal Payment Date         9/25/2021   9/25/2007   9/25/2006    2/25/2006   11/25/2005   8/25/2005
  Principal Payment Window (Months)      208         40           28          21           18          15

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-2
  Average Life (Years)                  18.64       3.78         2.60        2.00         1.63        1.38
  Modified Duration (at par)            13.55       3.49         2.45        1.90         1.56        1.32
  First Principal Payment Date        9/25/2021   9/25/2007   9/25/2006    2/25/2006   11/25/2005   8/25/2005
  Last Principal Payment Date         4/25/2024   8/25/2008   4/25/2007    8/25/2006   3/25/2006   11/25/2005
  Principal Payment Window (Months)      32          12           8            7           5            4

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-3
  Average Life (Years)                  23.15       6.43         4.08        3.00         2.32        1.94
  Modified Duration (at par)            14.74       5.51         3.68        2.77         2.18        1.83
  First Principal Payment Date        4/25/2024   8/25/2008   4/25/2007    8/25/2006   3/25/2006   11/25/2005
  Last Principal Payment Date         4/25/2030   8/25/2014   3/25/2010    7/25/2008   4/25/2007   10/25/2006
  Principal Payment Window (Months)      73          73           36          24           14          12

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-4
  Average Life (Years)                  26.84       12.32        7.71        5.00         3.69        2.66
  Modified Duration (at par)            14.16       8.87         6.18        4.29         3.28        2.43
  First Principal Payment Date        4/25/2030   8/25/2014   3/25/2010    7/25/2008   4/25/2007   10/25/2006
  Last Principal Payment Date         2/25/2032   2/25/2019   8/25/2014    6/25/2010   10/25/2008   4/25/2007
  Principal Payment Window (Months)      23          55           54          24           19           7

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-5
  Average Life (Years)                  28.61       19.35       14.37        10.52        7.26        4.55
  Modified Duration (at par)            13.27       11.01        9.23        7.43         5.57        3.82
  First Principal Payment Date        2/25/2032   2/25/2019   8/25/2014    6/25/2010   10/25/2008   4/25/2007
  Last Principal Payment Date        10/25/2033  10/25/2031   5/25/2027    8/25/2022   3/25/2019    7/25/2016
  Principal Payment Window (Months)      21          153         154          147         126          112

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-6
  Average Life (Years)                  13.25       7.81         7.05        6.65         6.47        6.47
  Modified Duration (at par)            9.01        6.13         5.66        5.41         5.29        5.29
  First Principal Payment Date        6/25/2007   6/25/2007   6/25/2007    7/25/2007   10/25/2007   1/25/2008
  Last Principal Payment Date         8/25/2033   7/25/2031   3/25/2027    6/25/2022   12/25/2018   5/25/2016
  Principal Payment Window (Months)      315         290         238          180         135          101

---------------------------------------------------------------------------------------------------------------




                           BOND SUMMARY (TO MATURITY)

----------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                   0% HEP     11.50% HEP    17.25%      23% HEP    28.75% HEP  34.50% HEP
                                         0%PPC      50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                   PPC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

CLASS M-I-1
  Average Life (Years)                   25.15       11.36        8.11        6.19         5.09        4.51
  Modified Duration (at par)             12.89        7.79        6.08        4.91         4.21        3.82
  First Principal Payment Date         2/25/2024   9/25/2009    1/25/2008   6/25/2007   8/25/2007   10/25/2007
  Last Principal Payment Date          7/25/2033   2/25/2028    6/25/2022   6/25/2018   9/25/2015    8/25/2013
  Principal Payment Window (Months)       114         222          174         133          98          71

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

CLASS M-I-2
  Average Life (Years)                   25.14       11.27        8.02        6.12         5.00        4.37
  Modified Duration (at par)             12.44        7.60        5.95        4.82         4.11        3.68
  First Principal Payment Date         2/25/2024   9/25/2009    1/25/2008   6/25/2007   7/25/2007    8/25/2007
  Last Principal Payment Date          6/25/2033   5/25/2026   10/25/2020   2/25/2017   7/25/2014    9/25/2012
  Principal Payment Window (Months)       113         201          154         117          85          62

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

CLASS M-I-3
  Average Life (Years)                   25.12       11.10        7.89        6.01         4.90        4.25
  Modified Duration (at par)             12.43        7.55        5.89        4.76         4.04        3.60
  First Principal Payment Date         2/25/2024   9/25/2009    1/25/2008   6/25/2007   6/25/2007    7/25/2007
  Last Principal Payment Date          4/25/2033   10/25/2024   4/25/2019  12/25/2015   8/25/2013   12/25/2011
  Principal Payment Window (Months)       111         182          136         103          75          54

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------







                           BOND SUMMARY (TO MATURITY)

--------------------------------------------------------------------------------------------------------------
                                     0% HEP      11.50% HEP    17.25%      23% HEP    28.75% HEP  34.50% HEP
PREPAYMENT ASSUMPTION                  0%PPC      50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                 PPC
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS A-II-A
  Average Life (Years)                 18.64        4.44        3.07        2.28         1.72        1.34
  Modified Duration (at par)           15.98        4.17        2.94        2.21         1.68        1.32
  First Principal Payment Date       6/25/2004   6/25/2004    6/25/2004   6/25/2004   6/25/2004    6/25/2004
  Last Principal Payment Date        4/25/2034   1/25/2028    2/25/2021   9/25/2016   10/25/2013   1/25/2007
  Principal Payment Window (Months)     359         284          201         148         113          32

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS A-II-B1
  Average Life (Years)                 11.78        1.54        1.20        1.00         0.86        0.77
  Modified Duration (at par)           10.72        1.51        1.18        0.99         0.85        0.76
  First Principal Payment Date       6/25/2004   6/25/2004    6/25/2004   6/25/2004   6/25/2004    6/25/2004
  Last Principal Payment Date        5/25/2024   4/25/2007    6/25/2006   3/25/2006   11/25/2005   9/25/2005
  Principal Payment Window (Months)     240          35          25          22           18          16

--------------------------------------------------------------------------------------------------------------

CLASS A-II-B2
  Average Life (Years)                 24.91        6.32        4.23        3.05         2.18        1.83
  Modified Duration (at par)           21.02        5.97        4.07        2.96         2.13        1.80
  First Principal Payment Date       5/25/2024   4/25/2007    6/25/2006   3/25/2006   11/25/2005   9/25/2005
  Last Principal Payment Date        9/25/2033   10/25/2018   1/25/2014   6/25/2011   10/25/2009  11/25/2006
  Principal Payment Window (Months)     113         139          92          64           48          15

--------------------------------------------------------------------------------------------------------------

CLASS A-II-B3
  Average Life (Years)                 29.64       17.99        12.25       8.95         6.85        2.57
  Modified Duration (at par)           23.70       15.54        11.04       8.28         6.44        2.51
  First Principal Payment Date       9/25/2033   10/25/2018   1/25/2014   6/25/2011   10/25/2009  11/25/2006
  Last Principal Payment Date        4/25/2034   1/25/2028    2/25/2021   9/25/2016   10/25/2013   1/25/2007
  Principal Payment Window (Months)      8          112          86          64           49           3

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS M-II-1
  Average Life (Years)                 26.57        8.43        5.71        4.65         4.66        4.90
  Modified Duration (at par)           21.29        7.69        5.36        4.42         4.44        4.66
  First Principal Payment Date       10/25/2026  3/25/2008    7/25/2007  11/25/2007   4/25/2008    1/25/2007
  Last Principal Payment Date        3/25/2034   4/25/2024   12/25/2017   4/25/2014   12/25/2011  10/25/2011
  Principal Payment Window (Months)      90         194          126         78           45          58

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS M-II-2
  Average Life (Years)                 26.56        8.33        5.63        4.45         4.03        3.60
  Modified Duration (at par)           19.76        7.40        5.17        4.17         3.81        3.42
  First Principal Payment Date       10/25/2026  3/25/2008    6/25/2007   8/25/2007   10/25/2007   7/25/2007
  Last Principal Payment Date        1/25/2034   7/25/2022    9/25/2016   5/25/2013   4/25/2011   10/25/2009
  Principal Payment Window (Months)      88         173          112         70           43          28

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS M-II-3
  Average Life (Years)                 26.53        8.04        5.42        4.23         3.69        3.18
  Modified Duration (at par)           17.29        6.82        4.82        3.86         3.42        2.97
  First Principal Payment Date       10/25/2026  3/25/2008    6/25/2007   6/25/2007   7/25/2007    3/25/2007
  Last Principal Payment Date        11/25/2033  1/25/2020   11/25/2014   1/25/2012   4/25/2010   12/25/2008
  Principal Payment Window (Months)      86         143          90          56           34          22

--------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                         DESCRIPTION OF THE COLLATERAL
                                  GROUP I LOANS



--------------------------------------------------------------------------------------------------------------
                                                                TOTAL            MINIMUM        MAXIMUM
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $267,363,946.45
Number of Loans                                                       2,355

Average Current Loan Balance                                    $113,530.34         $9,846.06     $600,000.00
(1) (2) Weighted Average Original Loan-to-Value Ratio                80.02%            15.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.19%             4.88%          13.99%
(1) Weighted Average Net Mortgage Rate                                6.16%             3.43%          13.41%
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                333               118             360
(1) (3) Weighted Average Credit Score                                   635               496             795
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) With respect to the Group I loans  secured by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans. (3) 99.94% of the Group I Loans have Credit Scores.
(4) Includes loans that will be transferred to HomeComings within 90 days.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

                                                RANGE                                   PERCENT OF CUT-OFF DATE
                                                                                           PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
         Product Type                         Fixed                                          100.00%

         Lien                                 First                                           94.24%
                                              Second                                           5.76%

         Property Type                        Single Family detached                          78.87%
                                              Planned Unit Development (detached)              5.64%
                                              Two to Four Family                               5.18%
                                              Condo Low-rise (under 5 stories)                 3.91%
                                              Manufactured Home                                2.74%
                                              Planned Unit Development (attached)              2.62%
                                              Townhouse                                        0.81%
                                              Leasehold                                        0.10%
                                              Condo Mid-rise (5-8 stories)                     0.07%
                                              Condo High-rise (over 9 stories)                 0.07%

         Occupancy Status                     Primary Residence                               94.04%
                                              Non Owner-occupied                               5.41%
                                              Second/Vacation                                  0.55%

         Documentation Type                   Full Documentation                              76.66%
                                              Reduced Documentation                           23.34%

         Loans with Mortgage Insurance (includes both borrower paid and issuer paid) 50.19%

         Loans with Prepayment Penalties                                                      74.09%

         Loans serviced by HomeComings(4)                                                     78.09%
--------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------



           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-------------------------------------------------------------------------------------------------------

CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                             Percentage                 Weighted
                                   Number of                     of        Average       Average
             Range of              Mortgage     Principal      Group I    Principal   Loan-to-Value
          Credit Scores              Loans       Balance        Loans      Balance       Ratio*
-----------------------------------------------------------------------------------------------------
 499 or less                             2        $80,000      0.03 %     $40,000         62.50 %
 500 - 519                              22      2,069,265      0.77        94,057         65.44
 520 - 539                              42      4,253,129      1.59       101,265         72.57
 540 - 559                             114     11,048,833      4.13        96,920         75.73
 560 - 579                             185     17,824,281      6.67        96,347         75.77
 580 - 599                             253     22,914,247      8.57        90,570         78.28
 600 - 619                             431     41,742,926     15.61        96,851         81.79
 620 - 639                             408     47,280,874     17.68       115,884         81.95
 640 - 659                             354     45,316,342     16.95       128,012         80.47
 660 - 679                             240     30,119,921     11.27       125,500         80.98
 680 - 699                             116     17,341,781      6.49       149,498         81.38
 700 - 719                              76     11,239,669      4.20       147,890         78.30
 720 - 739                              45      6,651,487      2.49       147,811         83.40
 740 - 759                              33      5,342,405      2.00       161,891         79.73
 760 or greater                         31      3,971,847      1.49       128,124         77.30
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES         2,352    $267,197,006    99.94 %    $113,604         80.03 %
 Not Available**                         3        166,940      0.06       $55,647         59.64
-----------------------------------------------------------------------------------------------------
TOTAL:                               2,355    $267,363,946   100.00 %    $113,530         80.02 %
-----------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.  **Mortgage  Loans  indicated  as  having  a  Credit  Score  that is "not available"  include  certain  Mortgage  Loans  where  the  Credit  Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
        Range of Original          Number of                     of        Average     Weighted     Average
          Mortgage Loan            Mortgage     Principal      Group I    Principal    Average    Loan-to-Value
      Principal Balances ($)         Loans       Balance        Loans      Balance   Credit Score    Ratio*
---------------------------------------------------------------------------------------------------------------
           1 - 100,000               1,306    $71,587,990     26.78 %     $54,815          622     80.64 %
100,001 - 200,000                      706    100,797,420     37.70       142,773          633     79.30
200,001 - 300,000                      242     59,112,985     22.11       244,269          643     79.29
300,001 - 400,000                       87     29,515,582     11.04       339,260          648     82.43
400,001 - 500,000                       12      5,227,469      1.96       435,622          692     80.25
500,001 - 600,000                        2      1,122,500      0.42       561,250          629     78.96
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,355    $267,363,946   100.00 %    $113,530          635     80.02 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

-------------------------------------------------------------------------------------------------------

THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     COLLATERAL      CONTAINED      IN      THE      PROSPECTUS      SUPPLEMENT.

NET MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
           Range of Net            Mortgage     Principal      Group I    Principal    Average    Loan-to-Value
        Mortgage Rates (%)           Loans       Balance        Loans      Balance   Credit Score    Ratio*

3.000 - 3.499                           1       $399,900      0.15 %     $399,900        702       80.00 %
3.500 - 3.999                          10      2,126,176       0.80      212,618         669        74.85
4.000 - 4.499                          70     15,233,299       5.70      217,619         672        73.82
4.500 - 4.999                         155     32,068,775      11.99      206,895         657        80.00
5.000 - 5.499                         254     40,220,766      15.04      158,349         653        78.32
5.500 - 5.999                         305     45,406,424      16.98      148,874         641        78.19
6.000 - 6.499                         362     47,199,367      17.65      130,385         627        79.44
6.500 - 6.999                         227     25,942,447       9.70      114,284         625        82.11
7.000 - 7.499                         209     19,471,921       7.28       93,167         615        81.30
7.500 - 7.999                         141     13,522,571       5.06       95,905         604        81.34
8.000 - 8.499                         142      8,960,883       3.35       63,105         600        81.66
8.500 - 8.999                         102      4,884,269       1.83       47,885         602        84.83
9.000 - 9.499                         145      5,173,538       1.94       35,680         608        92.75
9.500 - 9.999                          60      2,336,726       0.87       38,945         588        88.82
10.000 - 10.499                        48      1,770,390       0.66       36,883         607        92.20
10.500 - 10.999                        44      1,246,352       0.47       28,326         607        91.40
11.000 - 11.499                         3         36,920       0.01       12,307         580       100.00
11.500 - 11.999                         7        106,645       0.04       15,235         616       100.00
12.000 - 12.499                        10        195,521       0.07       19,552         605       100.00
12.500 - 12.999                         4         75,162       0.03       18,790         586        98.72
13.000 - 13.499                        56        985,895       0.37       17,605         571        99.25
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,355     $267,363,946         %     $113,530        635       80.02 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
             Range of              Mortgage     Principal      Group I    Principal    Average    Loan-to-Value
        Mortgage Rates (%)           Loans       Balance        Loans      Balance   Credit Score    Ratio*
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
4.500 - 4.999                           1       $399,900       0.15 %    $399,900        702       80.00 %
5.000 - 5.499                           4        719,160       0.27      179,790         656        81.20
5.500 - 5.999                         157     31,287,346      11.70      199,282         678        74.15
6.000 - 6.499                         239     45,687,487      17.09      191,161         655        77.89
6.500 - 6.999                         418     67,176,185      25.13      160,709         638        80.22
7.000 - 7.499                         260     29,871,513      11.17      114,890         629        79.75
7.500 - 7.999                         354     38,924,215      14.56      109,955         619        80.46
8.000 - 8.499                         186     17,330,860       6.48       93,177         610        82.25
8.500 - 8.999                         188     14,830,173       5.55       78,884         603        81.80
9.000 - 9.499                         145      7,655,152       2.86       52,794         598        85.20
9.500 - 9.999                         162      6,373,880       2.38       39,345         605        90.34
10.000 - 10.499                        63      2,383,276       0.89       37,830         585        89.91
10.500 - 10.999                        31      1,223,689       0.46       39,474         598        88.03
11.000 - 11.499                        48      1,581,973       0.59       32,958         611        91.18
11.500 - 11.999                        22        555,916       0.21       25,269         614        96.69
12.000 - 12.499                         7        106,645       0.04       15,235         616       100.00
12.500 - 12.999                        10        195,521       0.07       19,552         605       100.00
13.000 - 13.499                         4         75,162       0.03       18,790         586        98.72
13.500 - 13.999                        56        985,895       0.37       17,605         571        99.25
---------------------------------------------------------------------------------------------------------------
TOTAL:                              2,355     $267,363,946   100.00 %    $113,530        635       80.02 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.


-------------------------------------------------------------------------------------------------------

THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     COLLATERAL      CONTAINED      IN      THE      PROSPECTUS      SUPPLEMENT.

ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                                             Percentage
                                   Number of                     of        Average     Weighted
        Range of Original          Mortgage     Principal      Group I    Principal    Average
     Loan-to-Value Ratios (%)        Loans       Balance        Loans      Balance   Credit Score
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  0.01 - 50.00                         105     $9,825,830      3.68 %     $93,579         628
50.01 - 55.00                           53      6,066,669      2.27       114,465         619
55.01 - 60.00                           81      9,074,347      3.39       112,029         631
60.01 - 65.00                           67     10,062,685      3.76       150,189         633
65.01 - 70.00                          134     18,215,360      6.81       135,936         625
70.01 - 75.00                          187     24,859,034      9.30       132,936         626
75.01 - 80.00                          487     65,789,986     24.61       135,092         638
80.01 - 85.00                          264     35,084,197     13.12       132,895         634
85.01 - 90.00                          346     51,940,517     19.43       150,117         639
90.01 - 95.00                          138     16,848,334      6.30       122,089         651
95.01 - 100.00                         493     19,596,987      7.33        39,750         637
--------------------------------------------------------------------------------------------------
TOTAL:                               2,355    $267,363,946   100.00 %    $113,530         635
--------------------------------------------------------------------------------------------------

Note:  With respect to the Group I Loans secured by second liens,  this table was  calculated  using the combined Loan-to-Value ratio.





GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal      Group I    Principal    Average    Loan-to-Value
        State or Territory           Loans       Balance        Loans      Balance   Credit Score    Ratio*
---------------------------------------------------------------------------------------------------------------
California                             350    $70,857,732     26.50 %    $202,451         645       76.08 %
Florida                                219     23,146,186      8.66       105,690         629       80.87
Texas                                  227     19,930,319      7.45        87,799         614       79.45
New York                                99     19,587,931      7.33       197,858         651       80.81
Georgia                                 94      9,157,758      3.43        97,423         646       82.60
Maryland                                57      8,383,224      3.14       147,074         616       80.48
Other                                1,309    116,300,797     43.50        88,847         631       81.97
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,355    $267,363,946   100.00 %    $113,530         635       80.02 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

Note:  Other  includes  states  and the  District  of  Columbia  with  under  3%
concentrations individually.




THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

-------------------------------------------------------------------------------------------------------

MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal      Group I    Principal    Average    Loan-to-Value
           Loan Purpose              Loans       Balance        Loans      Balance   Credit Score    Ratio*
---------------------------------------------------------------------------------------------------------------
Equity Refinance                     1,640    $209,419,281    78.33 %    $127,695        634        78.47 %
Purchase                               577     42,593,569     15.93        73,819        640        87.10
Rate/Term Refinance                    138     15,351,096      5.74       111,240        628        81.48
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,355    $267,363,946   100.00 %    $113,530        635        80.02 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.





MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal      Group I    Principal    Average    Loan-to-Value
        Documentation Type           Loans       Balance        Loans      Balance   Credit Score    Ratio*
---------------------------------------------------------------------------------------------------------------
Full Documentation                   1,877    $204,962,476    76.66 %    $109,197        633        82.46 %
Reduced Documentation                  478     62,401,471      23.34      130,547        643        71.99
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,355    $267,363,946   100.00 %    $113,530        635        80.02 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.




OCCUPANCY TYPE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal      Group I    Principal    Average    Loan-to-Value
          Occupancy Type             Loans       Balance        Loans      Balance   Credit Score    Ratio*
---------------------------------------------------------------------------------------------------------------
Primary Residence                    2,186    $251,418,251    94.04 %    $115,013        634        80.30 %
Non Owner-occupied                     155     14,464,351      5.41        93,318        652        75.68
Second/Vacation                         14      1,481,345      0.55       105,810        622        74.54
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,355    $267,363,946   100.00 %    $113,530        635        80.02 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.








     ---------------------------------------------------------------------------
     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE    COLLATERAL     CONTAINED    IN    THE     PROSPECTUS     SUPPLEMENT.
     ---------------------------------------------------------------------------

MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal      Group I    Principal    Average    Loan-to-Value
          Property Type              Loans       Balance        Loans      Balance   Credit Score    Ratio*
---------------------------------------------------------------------------------------------------------------

Single Family detached               1,887    $210,878,509    78.87 %    $111,753         632       80.33 %
Planned Unit Development
(detached)                             121     15,066,156      5.64       124,514         636       81.25
Two to Four Family                      86     13,844,383      5.18       160,981         655       74.51
Condo Low-rise (Under 5 stories)        74     10,444,300      3.91       141,139         650       78.13
Manufactured Home                       94      7,320,136      2.74        77,874         646       76.61
Planned Unit Development
(attached)                              64      7,014,449      2.62       109,601         642       85.17
Townhouse                               23      2,163,255      0.81        94,055         617       82.10
Leasehold                                3        254,554      0.10        84,851         655       63.27
Condo Mid-rise (5-8 stories)             2        198,358      0.07        99,179         702       80.00
Condo High-rise (More than 9
stories)                                 1        179,845      0.07       179,845         601       80.00
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,355    $267,363,946   100.00 %    $113,530         635       80.02 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

      CREDIT GRADES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal      Group I    Principal    Average    Loan-to-Value
           Credit Grade              Loans       Balance        Loans      Balance   Credit Score    Ratio*
---------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
A4                                     931    $121,588,466    45.48 %    $130,600         658       79.40 %
AX                                     980    105,456,815     39.44       107,609         632       82.05
AM                                     267     25,100,104      9.39        94,008         586       80.00
B                                      134     11,478,568      4.29        85,661         557       73.01
C                                       29      2,786,119      1.04        96,073         538       66.22
CM                                      14        953,875      0.36        68,134         536       59.60
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,355    $267,363,946   100.00 %    $113,530         635       80.02 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal      Group I    Principal    Average    Loan-to-Value
     Prepayment Penalty Term         Loans       Balance        Loans      Balance   Credit Score    Ratio*
---------------------------------------------------------------------------------------------------------------
12 Months                              101    $16,794,603      6.28 %    $166,283          636      78.90 %
24 Months                              168     24,276,532      9.08       144,503          651      81.64
36 Months                            1,135    153,773,181     57.51       135,483          636      79.15
60 Months                               28      2,961,464      1.11       105,767          621      82.84
None                                   920     69,263,766     25.91        75,287          628      81.53
Other                                    3        294,400      0.11        98,133          660      80.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,355    $267,363,946   100.00 %    $113,530          635      80.02 %
---------------------------------------------------------------------------------------------------------------
 *With  respect to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.
 *Other includes all loans with prepayment penalty terms not equal to 0, 12, 24,
36, or 60 months. No loans have prepayment penalty terms greater than 60 months.





--------------------------------------------------------------------------------
           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
--------------------------------------------------------------------------------


                                GROUP II-A LOANS

--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
Summary                                                               Total           Minimum         Maximum
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $402,936,197.21
Number of Loans                                                       2,870

Average Current Loan Balance                                    $140,395.89        $25,000.00     $394,725.11
(1) Weighted Average Original Loan-to-Value Ratio                    81.61%            19.00%         100.00%
(1) Weighted Average Mortgage Rate                                    6.83%             4.35%          11.85%
(1) Weighted Average Net Mortgage Rate                                6.30%             3.77%          11.27%
(1) Weighted Average Note Margin                                      6.66%             0.70%          11.35%
(1) Weighted Average Maximum Mortgage Rate                           13.26%            10.35%          17.94%
(1) Weighted Average Minimum Mortgage Rate                            7.04%             3.50%          11.85%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 26                 6              38
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                359               177             360
(1) (2) Weighted Average Credit Score                                   611               492             814
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total. (2) 99.81% of the Group II-A Loans have
Credit Scores.
(3) Includes loans that will be transferred to HomeComings within 90 days.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                                    Percent of Cut-Off Date
                                              Range                                    Principal Balance
--------------------------------------------------------------------------------------------------------------
         Product Type                         ARM                                            100.00%

         Lien                                 First                                          100.00%

         Property Type                        Single Family detached                          80.18%
                                              Planned Unit Development (detached)              6.85%
                                              Two to Four Family                               4.35%
                                              Condo Low-Rise (Under 5 stories)                 3.99%
                                              Planned Unit Development (attached)              2.53%
                                              Manufactured Home                                1.37%
                                              Townhouse                                        0.60%
                                              Condo Mid-rise (5-8 stories)                     0.08%
                                              Leasehold                                        0.02%
                                              Condo High-Rise (Over 9 stories)                 0.02%


         Occupancy Status                     Primary Residence                               95.00%
                                              Non Owner-occupied                               3.66%
                                              Second/Vacation                                  1.34%

         Documentation Type                   Full Documentation                              74.12%
                                              Reduced Documentation                           25.88%


         Loans with Prepayment Penalties                                                      69.53%

         Loans serviced by HomeComings(3)                                                     93.10%


     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

CREDIT SCORE DISTRIBUTION OF THE GROUP II-A LOANS

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                             Percentage                 Weighted
                                   Number of                     of        Average       Average
             Range of              Mortgage     Principal    Group II-A   Principal   Loan-to-Value
          Credit Scores              Loans       Balance        Loans      Balance        Ratio
-----------------------------------------------------------------------------------------------------
 499 or less                           3       $337,676        0.08 %    $112,559       58.63 %
 500 - 519                            55      7,997,972        1.98      145,418         72.18
 520 - 539                           117      14,681,238       3.64      125,481         72.81
 540 - 559                           239      31,734,664       7.88      132,781         75.44
 560 - 579                           343      46,678,194      11.58      136,088         80.58
 580 - 599                           381      51,135,764      12.69      134,215         81.20
 600 - 619                           617      87,532,542      21.72      141,868         83.15
 620 - 639                           441      62,848,662      15.60      142,514         83.56
 640 - 659                           314      47,007,811      11.67      149,706         84.72
 660 - 679                           161      24,764,979       6.15      153,820         83.73
 680 - 699                            91      13,551,813       3.36      148,921         82.74
 700 - 719                            44      6,569,020        1.63      149,296         83.84
 720 - 739                            17      2,637,011        0.65      155,118         83.95
 740 - 759                            17      2,303,097        0.57      135,476         80.77
 760 or greater                       21      2,372,365        0.59      112,970         82.67
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES       2,861      $402,152,806    99.81 %    $140,564       81.65 %
 Not Available*                        9        783,391        0.19      87,043          59.78
-----------------------------------------------------------------------------------------------------
TOTAL:                             2,870      $402,936,197   100.00 %    $140,396       81.61 %
-----------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                             Percentage                 Weighted
                                   Number of                     of        Average       Average
             Range of              Mortgage     Principal    Group II-A   Principal   Loan-to-Value
          Credit Scores              Loans       Balance        Loans      Balance        Ratio
-----------------------------------------------------------------------------------------------------
            1 - 100,000             1,011     $77,325,380    19.19 %     $76,484          606      78.84 %
 100,001 - 200,000                  1,318     189,145,254    46.94       143,509          611      81.98
 200,001 - 300,000                    476     115,720,682    28.72       243,111          611      82.18
 300,001 - 400,000                     65     20,744,880      5.15       319,152          621      85.21
---------------------------------------------------------------------------------------------------------------
 TOTAL:                                                      100.00
                                    2,870     $402,936,197         %     $140,396         611      81.61 %
---------------------------------------------------------------------------------------------------------------






     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

NET MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
           Range of Net            Mortgage     Principal    Group II-A   Principal    Average    Loan-to-Value
        Mortgage Rates (%)           Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
3.500 - 3.999                           2       $405,600      0.10 %     $202,800         628      80.00 %
4.000 - 4.499                          25      4,590,551      1.14       183,622          649      81.95
4.500 - 4.999                          76     12,670,692      3.14       166,720          638      78.27
5.000 - 5.499                         248     43,022,245     10.68       173,477          633      79.50
5.500 - 5.999                         520     78,409,220     19.46       150,787          619      80.31
6.000 - 6.499                         821     116,968,750    29.03       142,471          615      82.52
6.500 - 6.999                         589     76,303,692     18.94       129,548          602      83.65
7.000 - 7.499                         333     41,399,858     10.27       124,324          589      82.60
7.500 - 7.999                         143     17,817,543      4.42       124,598          578      80.02
8.000 - 8.499                          74      7,290,734      1.81        98,523          570      76.97
8.500 - 8.999                          26      2,906,710      0.72       111,797          548      80.26
9.000 - 9.499                          10        862,402      0.21        86,240          546      81.33
9.500 - 9.999                           1         45,750      0.01        45,750          546      75.00
10.000 - 10.499                         1        148,200      0.04       148,200          514      66.00
11.000 - 11.499                         1         94,250      0.02        94,250          519      65.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,870     $402,936,197         %     $140,396         611      81.61 %
---------------------------------------------------------------------------------------------------------------




MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
             Range of              Mortgage     Principal    Group II-A   Principal    Average    Loan-to-Value
        Mortgage Rates (%)           Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
4.000 - 4.499                           2       $405,600      0.10 %     $202,800         628      80.00 %
4.500 - 4.999                          23      4,143,629      1.03       180,158          649      81.95
5.000 - 5.499                          66     10,828,998      2.69       164,076          643      79.17
5.500 - 5.999                         257     45,171,015     11.21       175,763          636      79.47
6.000 - 6.499                         438     66,060,764     16.39       150,824          623      80.62
6.500 - 6.999                         885     128,073,269    31.78       144,716          616      82.53
7.000 - 7.499                         539     68,373,957     16.97       126,853          601      83.11
7.500 - 7.999                         393     50,205,774     12.46       127,750          587      82.27
8.000 - 8.499                         134     16,196,196      4.02       120,867          575      80.46
8.500 - 8.999                          90      9,021,901      2.24       100,243          568      77.12
9.000 - 9.499                          27      2,870,137      0.71       106,301          543      81.40
9.500 - 9.999                          11      1,160,084      0.29       105,462          557      78.76
10.000 - 10.499                         3        182,423      0.05        60,808          535      78.86
10.500 - 10.999                         1        148,200      0.04       148,200          514      66.00
11.500 - 11.999                         1         94,250      0.02        94,250          519      65.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,870     $402,936,197         %     $140,396         611      81.61 %
---------------------------------------------------------------------------------------------------------------




     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

-------------------------------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-A LOANS

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                                             Percentage
                                   Number of                     of        Average     Weighted
        Range of Original          Mortgage     Principal    Group II-A   Principal    Average
     Loan-to-Value Ratios (%)        Loans       Balance        Loans      Balance   Credit Score
--------------------------------------------------------------------------------------------------
0.01 - 50.00                           81     $8,084,643      2.01 %     $99,810          587
50.01 - 55.00                          40      4,597,135      1.14       114,928          594
55.01 - 60.00                          66      8,459,335      2.10       128,172          580
60.01 - 65.00                          76     10,486,725      2.60       137,983          590
65.01 - 70.00                         159     21,494,403      5.33       135,185          589
70.01 - 75.00                         236     30,677,635      7.61       129,990          594
75.01 - 80.00                         889     119,923,254    29.76       134,897          614
80.01 - 85.00                         430     65,789,857     16.33       153,000          612
85.01 - 90.00                         564     83,966,414     20.84       148,877          608
90.01 - 95.00                         269     40,862,873     10.14       151,907          638
95.01 - 100.00                         60      8,593,922      2.13       143,232          647
--------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,870     $402,936,197         %     $140,396         611
--------------------------------------------------------------------------------------------------







GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal    Group II-A   Principal    Average    Loan-to-Value
        State or Territory           Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
California                            417     $86,482,458    21.46 %     $207,392         614      79.49 %
Michigan                              240     29,137,307      7.23       121,405          607      80.58
Florida                               211     24,840,668      6.16       117,728          607      81.74
Illinois                              150     23,462,238      5.82       156,415          614      82.62
Minnesota                             145     22,184,747      5.51       152,998          619      81.49
Wisconsin                             123     14,583,169      3.62       118,562          615      82.66
Texas                                 129     14,293,970      3.55       110,806          612      82.36
Georgia                               112     14,123,301      3.51       126,101          611      83.17
Others                              1,343     173,828,340    43.14       129,433          608      82.41
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,870     $402,936,197         %     $140,396         611      81.61 %
---------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.




-------------------------------------------------------------------------------------------------------




           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-------------------------------------------------------------------------------------------------------

MORTGAGE LOAN PURPOSE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal    Group II-A   Principal    Average    Loan-to-Value
           Loan Purpose              Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
Equity Refinance                    1,865     $269,938,013   66.99 %     $144,739         606      80.49 %
Purchase                              795     104,145,226    25.85       131,000          622      84.54
Rate/Term Refinance                   210     28,852,958      7.16       137,395          609      81.46
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,870     $402,936,197         %     $140,396         611      81.61 %
---------------------------------------------------------------------------------------------------------------



MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal    Group II-A   Principal    Average    Loan-to-Value
        Documentation Type           Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
Full Documentation                  2,196     $298,667,017   74.12 %     $136,005         605      83.53 %
Reduced Documentation                 674     104,269,181    25.88       154,702          627      76.08
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,870     $402,936,197         %     $140,396         611      81.61 %
---------------------------------------------------------------------------------------------------------------






OCCUPANCY TYPE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal    Group II-A   Principal    Average    Loan-to-Value
          Occupancy Type             Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Primary Residence                   2,683     $382,784,600   95.00 %     $142,670         609      81.86 %
Non Owner-occupied                    150     14,758,030      3.66        98,387          652      75.29
Second/Vacation                        37      5,393,567      1.34       145,772          645      80.88
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,870     $402,936,197         %     $140,396         611      81.61 %
---------------------------------------------------------------------------------------------------------------




     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

MORTGAGED PROPERTY TYPES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                             Percentage                              Weighted
                                   Number of                     of        Average      Weighted     Average
                                   Mortgage     Principal    Group II-A   Principal     Average    Loan-to-Value
          Property Type              Loans       Balance        Loans      Balance    Credit Score    Ratio
----------------------------------------------------------------------------------------------------------------
Single Family detached              2,349     $323,084,115   80.18 %     $137,541          609      81.83 %
Planned Unit Development
(detached)                            166     27,588,181      6.85        166,194          610      83.08
Two to Four Family                    102     17,544,151      4.35        172,001          625      79.23
Condo Low-Rise (Under 5 stories)      105     16,078,382      3.99        153,127          622      79.40
Planned Unit Development
(attached)                             62     10,204,605      2.53        164,590          613      83.55
Manufactured Home                      62      5,520,750      1.37         89,044          615      74.84
Townhouse                              19      2,426,471      0.60        127,709          586      75.44
Condo Mid-rise (5-8 stories)            3        328,000      0.08        109,333          555      68.24
Leasehold                               1         81,544      0.02         81,544          549      80.00
Condo High-Rise (Over 9 stories)        1         80,000      0.02         80,000          576      80.00
----------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,870     $402,936,197         %     $140,396          611      81.61 %
----------------------------------------------------------------------------------------------------------------





CREDIT GRADES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                             Percentage                              Weighted
                                   Number of                     of        Average      Weighted     Average
                                   Mortgage     Principal    Group II-A   Principal     Average    Loan-to-Value
           Credit Grade              Loans       Balance        Loans      Balance    Credit Score    Ratio
----------------------------------------------------------------------------------------------------------------

A4                                  1,215     $177,821,236   44.13 %     $146,355          640      83.49 %
AX                                    766     107,605,260    26.71        140,477          613      83.58
AM                                    440     60,212,058     14.94        136,846          577      81.20
B                                     257     34,048,520      8.45        132,485          556      76.02
C                                     139     17,287,009      4.29        124,367          544      69.42
CM                                     53      5,962,115      1.48        112,493          530      61.17
----------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,870     $402,936,197         %     $140,396          611      81.61 %
----------------------------------------------------------------------------------------------------------------



     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

-------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY TERMS OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal    Group II-A   Principal    Average    Loan-to-Value
     Prepayment Penalty Term         Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
12 Months                             142     $23,739,444     5.89 %     $167,179         620      80.73 %
24 Months                           1,422     206,065,242    51.14       144,912          608      81.70
36 Months                             392     49,660,347     12.32       126,685          608      81.78
None                                  910     122,784,188    30.47       134,928          614      81.50
Other                                   4        686,976      0.17       171,744          633      88.62
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,870     $402,936,197         %     $140,396         611      81.61 %
---------------------------------------------------------------------------------------------------------------
*Other includes all loans with prepayment  penalty terms not equal to 0, 12, 24,
36, months. No loans have prepayment penalty terms greater than 36 months.








NOTE MARGINS OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal    Group II-A   Principal    Average    Loan-to-Value
     Prepayment Penalty Term         Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
0.500 - 0.999                           3       $381,889      0.09 %     $127,296         667      89.47 %
1.000 - 1.499                           1        132,902      0.03       132,902          555      90.00
3.500 - 3.999                           3        569,400      0.14       189,800          632      82.88
4.000 - 4.499                          17      3,249,600      0.81       191,153          650      83.62
4.500 - 4.999                          44      6,845,293      1.70       155,575          576      79.30
5.000 - 5.499                         226     40,256,340      9.99       178,125          619      82.92
5.500 - 5.999                         208     35,018,244      8.69       168,357          620      79.74
6.000 - 6.499                         388     56,165,636     13.94       144,757          621      82.25
6.500 - 6.999                         851     121,506,287    30.16       142,781          616      81.25
7.000 - 7.499                         561     73,880,835     18.34       131,695          608      82.34
7.500 - 7.999                         325     40,019,913      9.93       123,138          592      82.49
8.000 - 8.499                         132     14,415,787      3.58       109,211          580      79.44
8.500 - 8.999                          64      6,267,922      1.56        97,936          580      81.16
9.000 - 9.499                          33      3,231,605      0.80        97,927          562      74.04
9.500 - 9.999                           9        700,895      0.17        77,877          546      73.81
10.000 - 10.499                         3        120,623      0.03        40,208          521      65.69
10.500 - 10.999                         1         78,778      0.02        78,778          645      95.00
11.000 - 11.499                         1         94,250      0.02        94,250          519      65.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,870     $402,936,197         %     $140,396         611      81.61 %
---------------------------------------------------------------------------------------------------------------






           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-------------------------------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
         Range of Maximum          Mortgage     Principal    Group II-A   Principal    Average    Loan-to-Value
        Mortgage Rates (%)           Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
10.000 - 10.999                        16     $2,856,670      0.71 %     $178,542         654      82.60 %
11.000 - 11.999                       175     27,119,675      6.73       154,970          638      78.17
12.000 - 12.999                       968     143,459,319    35.60       148,202          622      81.25
13.000 - 13.999                     1,088     150,795,585    37.42       138,599          609      83.00
14.000 - 14.999                       477     61,244,628     15.20       128,395          588      81.16
15.000 - 15.999                       119     14,522,766      3.60       122,040          569      79.16
16.000 - 16.999                        24      2,603,304      0.65       108,471          547      80.90
17.000 - 17.999                         3        334,250      0.08       111,417          523      72.31
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,870     $402,936,197         %     $140,396         611      81.61 %
---------------------------------------------------------------------------------------------------------------





MINIMUM MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
         Range of Minimum          Mortgage     Principal    Group II-A   Principal    Average    Loan-to-Value
        Mortgage Rates (%)           Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
3.000 - 3.999                           1       $126,400       0.03 %    $126,400         669      80.00 %
4.000 - 4.999                          13      2,442,120       0.61      187,855          651      82.27
5.000 - 5.999                         185     34,290,675       8.51      185,355          633      79.56
6.000 - 6.999                       1,099     164,396,355     40.80      149,587          624      81.46
7.000 - 7.999                       1,198     160,512,986     39.84      133,984          601      82.67
8.000 - 8.999                         306     34,456,060       8.55      112,602          579      80.42
9.000 - 9.999                          61      6,177,950       1.53      101,278          553      76.08
10.000 - 10.999                         6        439,401       0.11       73,234          545      76.13
11.000 - 11.999                         1         94,250       0.02       94,250          519      65.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                              2,870     $402,936,197   100.00 %    $140,396         611      81.61 %
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------




     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

-------------------------------------------------------------------------------------------------------

NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
        Next Interest Rate         Mortgage     Principal    Group II-A   Principal    Average    Loan-to-Value
         Adjustment Date             Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
October-04                              1       $105,785      0.03 %     $105,785         647      80.00 %
March-05                                1        130,071      0.03       130,071          644      78.00
October-05                              1         38,996      0.01        38,996          620      78.00
November-05                             3        561,346      0.14       187,115          563      65.03
December-05                             5        596,115      0.15       119,223          601      79.92
January-06                             29      5,097,267      1.27       175,768          610      80.37
February-06                           145     26,440,499      6.56       182,348          619      81.74
March-06                              585     90,220,094     22.39       154,222          614      81.89
April-06                            1,373     182,336,384    45.25       132,801          607      82.07
May-06                                225     29,204,063      7.25       129,796          610      80.28
July-06                                 1        162,614      0.04       162,614          673      85.00
October-06                              2        229,312      0.06       114,656          657      64.83
November-06                             1         93,101      0.02        93,101          563      85.00
December-06                             2        452,325      0.11       226,163          597      61.57
January-07                              8        990,345      0.25       123,793          606      76.56
February-07                            21      3,027,919      0.75       144,187          609      80.06
March-07                               68      8,913,578      2.21       131,082          596      79.74
April-07                              269     35,775,123      8.88       132,993          615      81.76
May-07                                114     16,322,110      4.05       143,176          623      80.12
June-07                                16      2,239,150      0.56       139,947          632      81.37
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    2,870     $402,936,197         %     $140,396         611      81.61 %
---------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------------------------------
           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
---------------------------------------------------------------------------------------------------------------

                                GROUP II-B LOANS

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Summary                                                               Total           Minimum         Maximum
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $401,857,066.89
Number of Loans                                                       2,662

Average Current Loan Balance                                    $150,960.58        $23,987.55     $636,700.00
(1) Weighted Average Original Loan-to-Value Ratio                    81.64%            16.00%         100.00%
(1) Weighted Average Mortgage Rate                                    6.83%             4.35%          10.99%
(1) Weighted Average Net Mortgage Rate                                6.30%             3.77%          10.41%
(1) Weighted Average Note Margin                                      6.67%             3.50%          11.43%
(1) Weighted Average Maximum Mortgage Rate                           13.26%            10.35%          17.74%
(1) Weighted Average Minimum Mortgage Rate                            7.02%             3.55%          11.43%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 26                 7              38
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                360               336             360
(1) (2) Weighted Average Credit Score                                   610               477             791
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total. (2) 99.79% of the Group II-B Loans have
Credit Scores.
(3) Includes loans that will be transferred to HomeComings within 90 days.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                                    Percent of Cut-Off Date
                                              Range                                    Principal Balance
--------------------------------------------------------------------------------------------------------------
         Product Type                         ARM                                            100.00%

         Lien                                 First                                          100.00%

         Property Type                        Single Family detached                          78.38%
                                              Planned Unit Development (detached)              9.80%
                                              Two to Four Family                               4.07%
                                              Condo Low-Rise (Under 5 stories)                 3.14%
                                              Planned Unit Development (attached)              2.16%
                                              Manufactured Home                                1.37%
                                              Townhouse                                        0.81%
                                              Condo Mid-Rise (5-8 stories)                     0.18%
                                              Leasehold                                        0.05%
                                              Condo High-Rise (9 stories)                      0.03%

         Occupancy Status                     Primary Residence                               96.25%
                                              Non Owner-occupied                               2.95%
                                              Second/Vacation                                  0.80%

         Documentation Type                   Full Documentation                              81.00%
                                              Reduced Documentation                           19.00%


         Loans with Prepayment Penalties                                                      71.10%

         Loans serviced by HomeComings(3)                                                     90.04%
--------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------




           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-------------------------------------------------------------------------------------------------------

CREDIT SCORE DISTRIBUTION OF THE GROUP II-B LOANS


-----------------------------------------------------------------------------------------------------
                                                             Percentage                 Weighted
                                   Number of                     of        Average       Average
             Range of              Mortgage     Principal    Group II-B   Principal   Loan-to-Value
          Credit Scores              Loans       Balance        Loans      Balance        Ratio
-----------------------------------------------------------------------------------------------------
 499 or less                             7      $884,469       0.22 %    $126,353         68.37 %
 500 - 519                              48     6,859,106       1.71       142,898         74.28
 520 - 539                             124    15,103,798       3.76       121,805         73.44
 540 - 559                             232    33,350,109       8.30       143,750         75.91
 560 - 579                             386    53,853,839      13.40       139,518         81.74
 580 - 599                             389    52,566,956      13.08       135,134         80.83
 600 - 619                             490    74,188,830      18.46       151,406         83.16
 620 - 639                             378    61,747,723      15.37       163,354         83.81
 640 - 659                             253    42,456,510      10.57       167,812         83.81
 660 - 679                             172    29,189,738       7.26       169,708         83.09
 680 - 699                              70    13,588,738       3.38       194,125         83.06
 700 - 719                              55     9,517,376       2.37       173,043         82.60
 720 - 739                              23     4,249,540       1.06       184,763         83.84
 740 - 759                              13     1,953,404       0.49       150,262         82.41
 760 or greater                         11     1,503,342       0.37       136,667         82.60
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES         2,651    $401,013,478    99.79 %    $151,269         81.66 %
 Not Available*                         11       843,589       0.21        76,690         75.22
-----------------------------------------------------------------------------------------------------
 TOTAL:                              2,662    $401,857,067   100.00 %    $150,961         81.64 %
-----------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
        Range of Original          Number of                     of        Average     Weighted     Average
          Mortgage Loan            Mortgage     Principal    Group II-B   Principal    Average    Loan-to-Value
      Principal Balances ($)         Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
            1 - 100,000                900    $67,446,606     16.78 %     $74,941          599      79.69 %
 100,001 - 200,000                   1,163    164,409,253     40.91       141,367          607      81.56
 200,001 - 300,000                     397     95,270,928     23.71       239,977          617      81.76
 300,001 - 400,000                     164     57,437,691     14.29       350,230          613      84.03
 400,001 - 500,000                      35     15,601,940      3.88       445,770          640      82.75
 500,001 - 600,000                       2      1,053,950      0.26       526,975          624      82.12
 600,001 - 700,000                       1        636,700      0.16       636,700          607      51.00
---------------------------------------------------------------------------------------------------------------
 TOTAL:                              2,662    $401,857,067   100.00 %    $150,961          610      81.64 %
---------------------------------------------------------------------------------------------------------------








-------------------------------------------------------------------------------------------------------
           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-------------------------------------------------------------------------------------------------------

NET MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
           Range of Net            Mortgage     Principal    Group II-B   Principal    Average    Loan-to-Value
        Mortgage Rates (%)           Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
3.500 - 3.999                            3       $778,400      0.19 %    $259,467          697      80.00 %
4.000 - 4.499                           38      8,295,474      2.06       218,302          652      76.11
4.500 - 4.999                          131     26,413,717      6.57       201,631          644      79.01
5.000 - 5.499                          317     60,810,389     15.13       191,831          641      79.88
5.500 - 5.999                          409     65,704,226     16.35       160,646          628      81.29
6.000 - 6.499                          469     74,128,836     18.45       158,057          617      83.84
6.500 - 6.999                          476     66,278,077     16.49       139,240          592      83.73
7.000 - 7.499                          429     53,982,876     13.43       125,834          584      82.70
7.500 - 7.999                          216     25,325,981      6.30       117,250          572      80.85
8.000 - 8.499                          115     13,986,665      3.48       121,623          557      77.68
8.500 - 8.999                           33      3,435,885      0.86       104,118          542      77.37
9.000 - 9.499                           18      2,103,886      0.52       116,883          537      75.36
9.500 - 9.999                            5        372,674      0.09        74,535          549      75.12
10.000 - 10.499                          3        239,981      0.06        79,994          529      63.99
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,662    $401,857,067   100.00 %    $150,961          610      81.64 %
---------------------------------------------------------------------------------------------------------------




MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
             Range of              Mortgage     Principal    Group II-B   Principal    Average    Loan-to-Value
        Mortgage Rates (%)           Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
4.000 - 4.499                            3       $778,400      0.19 %    $259,467          697      80.00 %
4.500 - 4.999                           37      8,017,930      2.00       216,701          656      76.12
5.000 - 5.499                          111     22,159,885      5.51       199,639          648      79.36
5.500 - 5.999                          313     59,963,845     14.92       191,578          644      79.66
6.000 - 6.499                          406     66,356,867     16.51       163,441          627      81.38
6.500 - 6.999                          470     75,531,950     18.80       160,706          617      83.52
7.000 - 7.499                          403     57,179,186     14.23       141,884          594      83.98
7.500 - 7.999                          486     61,577,500     15.32       126,703          584      82.59
8.000 - 8.499                          216     25,166,306      6.26       116,511          573      80.72
8.500 - 8.999                          150     18,121,658      4.51       120,811          557      79.29
9.000 - 9.499                           36      3,686,760      0.92       102,410          547      77.67
9.500 - 9.999                           22      2,662,126      0.66       121,006          534      76.89
10.000 - 10.499                          5        361,004      0.09        72,201          547      75.60
10.500 - 10.999                          4        293,651      0.07        73,413          530      63.26
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,662    $401,857,067   100.00 %    $150,961          610      81.64 %
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------




           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-------------------------------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-B LOANS

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                                             Percentage
                                   Number of                     of        Average     Weighted
        Range of Original          Mortgage     Principal    Group II-B   Principal    Average
     Loan-to-Value Ratios (%)        Loans       Balance        Loans      Balance   Credit Score
--------------------------------------------------------------------------------------------------
0.01 - 50.00                            59     $6,655,344      1.66 %    $112,802        581
50.01 - 55.00                           35      4,706,591      1.17       134,474        590
55.01 - 60.00                           63      7,294,132      1.82       115,780        585
60.01 - 65.00                           71     10,742,408      2.67       151,302        578
65.01 - 70.00                          159     24,098,100      6.00       151,560        595
70.01 - 75.00                          226     31,832,271      7.92       140,851        603
75.01 - 80.00                          749    113,445,290     28.23       151,462        615
80.01 - 85.00                          436     64,336,964     16.01       147,562        610
85.01 - 90.00                          637     98,565,217     24.53       154,733        608
90.01 - 95.00                          192     33,728,673      8.39       175,670        640
95.01 - 100.00                          35      6,452,078      1.61       184,345        644
--------------------------------------------------------------------------------------------------
TOTAL:                               2,662    $401,857,067   100.00 %    $150,961        610
--------------------------------------------------------------------------------------------------







GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal    Group II-B   Principal    Average    Loan-to-Value
        State or Territory           Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
California                             420    $99,083,148     24.66 %    $235,912          619      80.60 %
Michigan                               241     29,130,527      7.25       120,874          602      80.75
Florida                                196     25,017,605      6.23       127,641          607      81.90
Minnesota                              109     17,628,699      4.39       161,731          615      82.23
Illinois                               107     16,415,519      4.08       153,416          620      80.94
Georgia                                111     15,046,479      3.74       135,554          603      83.92
Virginia                                87     14,021,362      3.49       161,165          599      82.50
Texas                                  117     13,139,432      3.27       112,303          599      83.41
Arizona                                 87     12,278,158      3.06       141,128          615      83.73
Others                               1,187    160,096,139     39.84       134,875          608      81.83
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,662    $401,857,067   100.00 %    $150,961          610      81.64 %
---------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.




-------------------------------------------------------------------------------------------------------




           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-------------------------------------------------------------------------------------------------------

MORTGAGE LOAN PURPOSE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal    Group II-B   Principal    Average    Loan-to-Value
           Loan Purpose              Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Equity Refinance                     1,694    $262,390,887    65.29 %    $154,894        607        80.37 %
Purchase                               786    113,848,038     28.33       144,845        617        84.62
Rate/Term Refinance                    182     25,618,142      6.37       140,759        611        81.48
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,662    $401,857,067   100.00 %    $150,961        610        81.64 %
---------------------------------------------------------------------------------------------------------------






MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal    Group II-B   Principal    Average    Loan-to-Value
        Documentation Type           Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
Full Documentation                   2,202    $325,500,582    81.00 %    $147,820        607        83.07 %
Reduced Documentation                  460     76,356,485     19.00       165,992        626        75.56
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,662    $401,857,067   100.00 %    $150,961        610        81.64 %
---------------------------------------------------------------------------------------------------------------






OCCUPANCY TYPE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal    Group II-B   Principal    Average    Loan-to-Value
          Occupancy Type             Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
Primary Residence                    2,520    $386,786,506    96.25 %    $153,487        609        81.80 %
Non Owner-occupied                     121     11,850,636      2.95        97,939        642        76.35
Second/Vacation                         21      3,219,925      0.80       153,330        657        82.39
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,662    $401,857,067   100.00 %    $150,961        610        81.64 %
---------------------------------------------------------------------------------------------------------------




           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-------------------------------------------------------------------------------------------------------

MORTGAGED PROPERTY TYPES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                             Percentage                              Weighted
                                   Number of                     of        Average      Weighted     Average
                                   Mortgage     Principal    Group II-B   Principal     Average    Loan-to-Value
          Property Type              Loans       Balance        Loans      Balance    Credit Score    Ratio
----------------------------------------------------------------------------------------------------------------
Single Family detached               2,136    $314,992,686    78.38 %     $147,468          609      81.87 %
Planned Unit Development
(detached)                             204     39,374,146      9.80        193,011          611      83.18
Two to Four Family                     101     16,357,655      4.07        161,957          630      76.92
Condo Low-Rise (Under 5 stories)        79     12,613,395      3.14        159,663          606      80.53
Planned Unit Development
(attached)                              50      8,685,619      2.16        173,712          617      80.68
Manufactured Home                       58      5,524,002      1.37         95,241          629      79.62
Townhouse                               27      3,268,802      0.81        121,067          600      77.76
Condo Mid-Rise (5-8 stories)             3        740,848      0.18        246,949          593      72.40
Leasehold                                3        196,914      0.05         65,638          653      86.54
Condo High-Rise (Over 9 stories)         1        103,000      0.03        103,000          612      65.00
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
TOTAL:                               2,662    $401,857,067   100.00 %     $150,961          610      81.64 %
----------------------------------------------------------------------------------------------------------------





CREDIT GRADES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                             Percentage                              Weighted
                                   Number of                     of        Average      Weighted     Average
                                   Mortgage     Principal    Group II-B   Principal     Average    Loan-to-Value
           Credit Grade              Loans       Balance        Loans      Balance    Credit Score    Ratio
----------------------------------------------------------------------------------------------------------------
A4                                     964    $154,397,964    38.42 %     $160,164          643      83.60 %
AX                                     717    114,757,606     28.56        160,052          620      82.64
AM                                     522     74,275,535     18.48        142,290          576      82.76
B                                      274     37,642,789      9.37        137,382          553      75.93
C                                      121     14,133,941      3.52        116,809          543      70.49
CM                                      64      6,649,231      1.65        103,894          532      62.62
----------------------------------------------------------------------------------------------------------------
TOTAL:                               2,662    $401,857,067   100.00 %     $150,961          610      81.64 %
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------




           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY TERMS OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
                                   Mortgage     Principal    Group II-B   Principal    Average    Loan-to-Value
     Prepayment Penalty Term         Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
12 Months                              132    $24,400,344      6.07 %    $184,851          620      80.18 %
24 Months                            1,367    212,596,159     52.90       155,520          608      81.68
36 Months                              366     47,431,462     11.80       129,594          604      81.07
48 Months                                1        107,093      0.03       107,093          637      80.00
60 Months                                6        584,045      0.15        97,341          633      83.18
None                                   786    116,144,246     28.90       147,766          614      82.11
Other                                    4        593,717      0.15       148,429          608      82.64
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,662    $401,857,067   100.00 %    $150,961          610      81.64 %
---------------------------------------------------------------------------------------------------------------
*Other includes all loans with prepayment  penalty terms not equal to 0, 12, 24,
36, 48, or 60 months.  No loans have  prepayment  penalty  terms greater than 60 months.








NOTE MARGINS OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                             Percentage                             Average
             Range of              Number of                     of        Average     Weighted
         Note Margins (%)          Mortgage     Principal    Group II-B   Principal    Average    Loan-to-Value
                                     Loans        Balance       Loans      Balance   Credit Score    Ratio
-3.500 - 3.999                            6     $1,336,320      0.33 %    $222,720          677      80.00 %
4.000 - 4.499                           25      4,780,043      1.19       191,202          650      79.49
4.500 - 4.999                           73     14,978,859      3.73       205,190          623      80.44
5.000 - 5.499                          233     50,797,367     12.64       218,014          634      82.70
5.500 - 5.999                          202     36,803,592      9.16       182,196          629      79.06
6.000 - 6.499                          325     49,340,600     12.28       151,817          631      79.56
6.500 - 6.999                          649     99,932,974     24.87       153,980          610      81.48
7.000 - 7.499                          359     49,441,384     12.30       137,720          605      84.77
7.500 - 7.999                          367     46,863,193     11.66       127,693          589      84.08
8.000 - 8.499                          228     26,729,905      6.65       117,236          575      82.48
8.500 - 8.999                          110     11,909,251      2.96       108,266          562      79.60
9.000 - 9.499                           51      5,636,178      1.40       110,513          545      75.73
9.500 - 9.999                           25      2,714,792      0.68       108,592          543      69.10
10.000 - 10.499                          7        435,628      0.11        62,233          548      71.23
10.500 - 10.999                          1         51,981      0.01        51,981          566      80.00
11.000 - 11.499                          1        105,000      0.03       105,000          532      60.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,662    $401,857,067   100.00 %    $150,961          610      81.64 %
---------------------------------------------------------------------------------------------------------------








-------------------------------------------------------------------------------------------------------




           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-------------------------------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
         Range of Maximum          Mortgage     Principal    Group II-B   Principal    Average    Loan-to-Value
        Mortgage Rates (%)           Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
10.000 - 10.999                         21     $4,177,797      1.04 %    $198,943       659         78.55 %
11.000 - 11.999                        255     47,465,380     11.81       186,139       643         78.03
12.000 - 12.999                        731    123,792,583     30.81       169,347       632         81.84
13.000 - 13.999                        844    123,447,568     30.72       146,265       603         83.46
14.000 - 14.999                        606     77,564,481     19.30       127,994       581         81.72
15.000 - 15.999                        177     22,633,065      5.63       127,870       562         79.33
16.000 - 16.999                         24      2,472,043      0.62       103,002       540         75.35
17.000 - 17.999                          4        304,150      0.08        76,038       547         77.40
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,662    $401,857,067   100.00 %    $150,961       610         81.64 %
---------------------------------------------------------------------------------------------------------------





MINIMUM MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
         Range of Minimum          Mortgage     Principal    Group II-B   Principal    Average    Loan-to-Value
        Mortgage Rates (%)           Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
3.000 - 3.999                            1       $428,000      0.11 %    $428,000          680      80.00 %
4.000 - 4.999                           23      4,642,464      1.16       201,846          653      78.57
5.000 - 5.999                          291     58,801,295     14.63       202,066          645      79.88
6.000 - 6.999                          871    143,724,527     35.77       165,011          627      81.08
7.000 - 7.999                          889    125,534,772     31.24       141,209          596      83.91
8.000 - 8.999                          480     57,178,084     14.23       119,121          572      81.55
9.000 - 9.999                           96     10,830,315      2.70       112,816          544      75.27
10.000 - 10.999                         10        612,610      0.15        61,261          542      69.55
11.00 - 11.499                           1        105,000      0.03       105,000          532      60.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,662    $401,857,067   100.00 %    $150,961          610      81.64 %
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------




           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-------------------------------------------------------------------------------------------------------

NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                             Percentage                             Weighted
                                   Number of                     of        Average     Weighted     Average
        Next Interest Rate         Mortgage     Principal    Group II-B   Principal    Average    Loan-to-Value
         Adjustment Date             Loans       Balance        Loans      Balance   Credit Score    Ratio
---------------------------------------------------------------------------------------------------------------
November-04                              1        $84,338      0.02 %     $84,338          615      90.00 %
January-05                               1        177,132      0.04       177,132          614      85.00
April-05                                 2        293,175      0.07       146,588          584      76.09
August-05                                1         49,673      0.01        49,673          567      54.00
September-05                             1        228,400      0.06       228,400          658      90.00
October-05                               2        249,578      0.06       124,789          518      70.00
November-05                              1         61,564      0.02        61,564          652      95.00
December-05                              3        332,230      0.08       110,743          591      86.70
January-06                              23      5,133,390      1.28       223,191          612      85.15
February-06                            114     22,413,837      5.58       196,613          629      83.89
March-06                               597     94,274,578     23.46       157,914          606      81.25
April-06                             1,266    186,918,666     46.51       147,645          608      81.89
May-06                                 180     24,102,147      6.00       133,901          613      80.63
July-06                                  1         60,770      0.02        60,770          746      90.00
October-06                               3        545,847      0.14       181,949          576      80.95
December-06                              1        119,160      0.03       119,160          646      89.00
January-07                               5      1,261,357      0.31       252,271          627      82.45
February-07                             26      4,467,928      1.11       171,843          611      82.06
March-07                                83     12,098,334      3.01       145,763          614      82.54
April-07                               249     33,909,977      8.44       136,185          614      80.37
May-07                                  80     11,815,685      2.94       147,696          615      79.85
June-07                                 22      3,259,300      0.81       148,150          629      80.96
---------------------------------------------------------------------------------------------------------------
TOTAL:                               2,662    $401,857,067   100.00 %    $150,961          610      81.64 %
---------------------------------------------------------------------------------------------------------------






--------
                             (1)  Includes  loans  that will be  transferred  to
HomeComings within 90 days.